                                                                   EXHIBIT 10.10



                           TWO FIRST NATIONAL PLAZA

                                     LEASE



                                   LANDLORD:

             AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO,
                    AS TRUSTEE UNDER TRUST AGREEMENT DATED
               OCTOBER 1, 1988 AND KNOWN AS TRUST NO. 106528-08



                                    TENANT:

               AMERICAN SCHOOLS OF PROFESSIONAL PSYCHOLOGY, INC.

                                     LEASE

                           TWO FIRST NATIONAL PLAZA

                                                                         PAGE
SCHEDULE.............................................................       1

  1.    LEASING AGREEMENT............................................       3

  2.    RENT.........................................................       3

  3.    PREPARATION AND CONDITION OF PREMISES, POSSESSION
        AND RETURN...................................................      10

  4.    BUILDING SERVICES............................................      10

  5.    ALTERATIONS AND REPAIRS......................................      13

  6.    USES OF DEMISED PREMISES.....................................      14

  7.    BUILDING RULES AND GOVERNMENTAL REGULATIONS..................      15

  8.    CLAIMS; INSURANCE; LIABILITY.................................      15

  9.    FIRE AND OTHER CASUALTY......................................      17

  10.   RIGHTS RESERVED TO THE LANDLORD..............................      18

  11.   DEFAULT AND LANDLORD'S REMEDIES..............................      21

  12.   HOLDOVER.....................................................      24

  13.   SUBORDINATION TO MORTGAGES, TRUST DEEDS AND
        GROUND LEASES................................................      25

  14.   ASSIGNMENT AND SUBLETTING BY TENANT..........................      26

  15.   SALE BY LANDLORD.............................................      28

  16.   ESTOPPEL CERTIFICATE.........................................      28

  17.   SECURITY DEPOSIT.............................................      29

  18.   EXCUSE OF LANDLORD'S INABILITY TO PERFORM....................      29

  19    PERSONAL PROPERTY............................................      29

  20.   NOTICES.....................................................       30

  21.   QUIET POSSESSION............................................       30

  22.   REAL ESTATE BROKER..........................................       30

  23.   CONDEMNATION................................................       31

  24.   NAME OF BUILDING............................................       31

  25.   AGENT FOR SERVICE OF PROCESS................................       31

  26.   TELEPHONE RISER CABLES......................................       32

  27.   HAZARDOUS SUBSTANCES........................................       33

  28.   MISCELLANEOUS...............................................        5

APPENDIX A - PLAN OF THE PREMISES

APPENDIX B - CLEANING SCHEDULE

APPENDIX C - RULES AND REGULATIONS

APPENDIX D - WORK LETTER AGREEMENT

APPENDIX E - FORM OF LETTER OF CREDIT

APPENDIX F - LANDLORD'S ASBESTOS ABATEMENT WORK

APPENDIX G - TENANT'S SIGN

APPENDIX H - EXAMPLE OF AMORTIZATION SCHEDULE FOR CONSTRUCTION LOAN

APPENDIX I - TENANT'S SPACE PLAN

RIDER

                           TWO FIRST NATIONAL PLAZA
                           ------------------------

                                     LEASE
                                     -----

         THIS LEASE (this "Lease") is made this 8th day of September, 1994 between AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, not personally but as Trustee under a Trust Agreement, dated October 1, 1988, and known as Trust No. 106528-08 (hereinafter referred to as "Landlord"), and the tenant named in
Item 1 of the Schedule (hereinafter referred to as "Tenant"). The term "Building" when used herein refers to the land and building complex currently known as "Two First National Plaza" situated at 20 South Clark Street in Chicago, Cook County, Illinois. The term "Premises" or "demised premises" when used herein refers to that part of the Building leased to Tenant pursuant to this Lease.

         The following Schedule (the "Schedule") is an integral part of this Lease.

                                   SCHEDULE
                                   --------

1.      Name of Tenant:      American Schools of Professional Psychology, Inc., an
                             Illinois corporation

2.      Floor(s) or room(s) of Premises:....................................................See Section 1 of Rider

3.      Rentable square feet of Premises:...................................................................31,726

4.      Tenant's use of Premises:...........................................................See Section 6 of Rider

5.      Annual Base Rent: ..................................................................See Section 2 of Rider

6       Annual Base Rent per rentable square foot of Premises:..............................See Section 2 of Rider

7.      Monthly Installments of Base Rent: .................................................See Section 2 of Rider

8.      Tenant's Operating Proportionate Share: ............................................................9.0507%

9.      Tenant's Tax Proportionate Share: ..................................................................9.0507%

10.     Index Rent Percentage: .....................................................................Not Applicable

11.     Security Deposit: $675,000.00, subject to adjustment pursuant to Section 17 hereof

12.     Tenant's address for notice before
        possession date:      220 South State Street, Chicago, Illinois 60604, Attention: Mr.
                              Robert Lullo

13.     Tenant's Real Estate Broker used for
        this Lease:........................................................................Julien J. Studley, Inc.

14.     Commencement Date:............................................................    March 26, 1995

15.     Termination Date:.............................................................    April 30, 2005

     1.   LEASING AGREEMENT.  Landlord leases to Tenant, and Tenant leases from
          -----------------
Landlord, the Premises outlined on the plan attached hereto and made a part hereof as Appendix A and described on the Schedule, for the term set forth on the Schedule unless sooner terminated or extended. In consideration whereof, Landlord and Tenant covenant and agree as follows:

     2.   RENT.
          ----

     A.   Kinds. Tenant agrees to pay rent to Landlord at the office of the
          -----
Building or at such other place as Landlord designates as hereinafter provided:

          (1) Base Rent to be paid in monthly installments in advance on or
              ---------
     before the first day of each month of the term of this Lease in the amount set forth on the Schedule.

          (2) Operating Adjustment Rent to cover the Tenant's Operating
              -------------------------
     Proportionate Share of Operating Costs for each Fiscal Year falling within the term of this Lease. Tenant's Operating Adjustment Rent shall be equal to the product of Tenant's Operating Proportionate Share multiplied by the Operating Costs for such Fiscal Year. Operating Adjustment Rent shall be paid monthly in advance in an estimated amount, as adjusted by Landlord from time to time. Definitions of Fiscal Year, Operating Costs, Tenant's Operating Proportionate Share and the method for billing and payment of Operating Adjustment Rent are set forth in Paragraphs 2B and 2D.

          (3) Tax Adjustment Rent to cover the Tenant's Tax Proportionate Share
              -------------------
     of Taxes for each Fiscal Year falling within the term of this Lease. Tenant's Tax Adjustment Rent shall be equal to the product of Tenant's Tax Proportionate Share multiplied by the Taxes for such Fiscal Year. Tax Adjustment Rent shall be paid monthly in advance in an estimated amount, as adjusted by Landlord from time to time. Definitions of Fiscal Year, Taxes, Tenant's Tax Proportionate Share and the method for billing and payment of Tax Adjustment Rent are set forth in Paragraphs 2B and 2D.

          (4) Additional Rent consisting of all of the sums, liabilities,
              ---------------
     obligations and other amounts (excepting Base Rent, Operating Adjustment Rent, and Tax Adjustment Rent) which Tenant is required to pay or discharge pursuant to this Lease, together with interest for late payment thereon, all as hereinafter provided.

     B.   Payment of Adjustment Rent.
          --------------------------

          (1) Payment of Estimated Operating Adjustment Rent and Tax Adjustment
              -----------------------------------------------------------------
     Rent. Landlord shall estimate the Operating Costs and Taxes of the Building
     ----
     from time to time each Fiscal Year. Such estimates may be revised by Landlord whenever it obtains information relevant to making such estimates more accurate. Such estimates will generally (but need not) be issued after the beginning of a Fiscal Year and revised upon the determination of the final real estate tax assessment or final real estate tax rate for the Building.

          If Landlord's estimate of Operating Costs in any Fiscal Year reflects an increase in the Operating Costs for such Fiscal Year, upon notice from Landlord and within ten days (10) after such notice, Tenant shall pay Landlord one-twelfth (1/12th) of Tenant's Operating Proportionate Share of such estimated increase in such costs for each month in such Fiscal Year to date of such payment minus payments of estimated Operating Adjustment Rent previously paid for said period. Thereafter on the first day of each month, Tenant shall pay monthly until a new estimate of rent is applicable, one-twelfth (1/12th) of Tenant's Operating Proportionate Share of the estimated increase in such costs.

          If Landlord's estimate of Taxes in any Fiscal Year reflects an increase in the Taxes for such Fiscal Year, upon notice from Landlord and within ten (10) days after such notice, Tenant shall pay Landlord one-twelfth (1/12th) of Tenant's Tax Proportionate Share of such estimated increase in such costs for each month in such Fiscal Year to date of such payment minus payments of estimated Tax Adjustment Rent previously paid for said period. Thereafter on the first day of each month, Tenant shall pay monthly until a new estimate of rent is applicable, one-twelfth (1/12th) of Tenant's Tax Proportionate Share of the estimated increase in such costs.

          (2) Correction of Operating Adjustment Rent.  Following the end of
              ---------------------------------------
     each Fiscal Year, Landlord shall deliver to Tenant a report setting forth the actual Operating Costs for such Fiscal Year and a statement of the amount of Operating Adjustment Rent that Tenant has paid and is payable for such Fiscal Year. On or before thirty (30) days after receipt of such report, Tenant shall pay to Landlord the amount of Operating Adjustment Rent due for such Fiscal Year (or a portion thereof if this Lease was not in effect for the entire Fiscal Year) minus any payments made by Tenant for such Fiscal Year. If Tenant's estimated payments of Operating Adjustment Rent exceed the amount due Landlord for such Fiscal Year, Landlord shall either refund any such amount to Tenant or apply any such amount as a credit against Tenant's other obligations under this Lease.

          (3) Correction of Tax Adjustment Rent.  Following the end of each
              ---------------------------------
     Fiscal Year, Landlord shall deliver to Tenant a report setting forth the actual Taxes for such Fiscal Year and a statement of the amount of Tax Adjustment Rent that Tenant has paid is payable for such Fiscal Year. On or before thirty (30) days after receipt of such report, Tenant shall pay to Landlord the amount of Tax Adjustment Rent due for such Fiscal Year (or a portion thereof if this Lease was not in effect for the entire Fiscal
     Year) minus any payments made for such Fiscal Year. If Tenant's estimated payments of Tax Adjustment Rent exceed the amount due Landlord for such Fiscal Year, Landlord shall either refund any such amount to Tenant or apply any such amount as a credit against Tenant's other obligations under this Lease.

     D.   Definitions.
          -----------

          (1) Taxes.  "Taxes" shall mean any taxes levied upon the Building
              -----
     based upon the ownership, leasing, renting or operation of the Building. Taxes include, without limitation, real estate taxes, personal property taxes, sewer rents, water rents, assessments (special or otherwise), transit taxes, any tax or excise on rent or any other tax (however described) on account of rental received for use and occupancy of any or all of the Building, whether any such taxes are imposed by the United States, the State of Illinois, the county in which the

     Building is located or any local governmental municipality, authority or agency, or any other political subdivision of any thereof. Taxes shall also include all reasonable costs and expenses (including, without limitation, legal fees and court costs) charged for the protest or the reduction of any of the aforesaid taxes, whether such protest or reduction is ultimately successful or not. If at any time during the term hereof, a tax or excise on rents or income or other tax however described (herein called "Rent Tax") is levied or assessed by the State of Illinois, or any political subdivision thereof, on account of the rents hereunder or the interest of Landlord (or Landlord's beneficiaries) under this Lease, and if such Rent Tax is in lieu of or as substitute for, in whole or in part, real estate taxes or other ad valorem taxes, such Rent Tax shall constitute and be
                    ----------
     included in Taxes, provided further, in no event shall Tenant be obligated
     (a) to pay for any year any greater amount by way of such Rent Tax than would have been payable by Tenant had the rentals paid to Landlord under all Building leases (being the rentals upon which such taxes are imposed) been the sole taxable income of Landlord (or Landlord's beneficiaries) for the year in question or (b) to pay or to reimburse Landlord for any tax of any kind assessed against Landlord (or Landlord's beneficiaries) on account of any such Rent Tax having been reimbursed.

          For the purpose of determining Taxes for any given Fiscal Year the amount to be included for such Fiscal Year (a) from special assessments payable in installments shall be the amount of the installments (and any interest) due and payable during such Fiscal Year, (b) from all other Taxes shall be the amount accrued, assessed or otherwise imposed for such Fiscal Year without regard to when any such Taxes are payable, and (c) from any adjustment to any Taxes by the taxing authority, when such adjustment has resulted in a corresponding adjustment payment by or to Landlord, shall constitute an adjustment to Taxes for the Fiscal Year during which such adjustment is made or received by Landlord, as the case may be.

          Taxes shall not include any net income, capital, stock, succession, transfer, franchise, gift, estate or inheritance taxes.

          (2) Operating Costs.  "Operating Costs" shall mean any expenses, costs
              ---------------
     and disbursements (other than Taxes) incurred by Landlord in connection with the management, maintenance, operation and repair of all or any part of the Building adjusted for vacancy as hereinafter provided. Operating Costs shall not include (a) costs of alterations of tenant premises; (b) costs of capital improvements (except as provided below); (c) depreciation (except as provided below); (d) interest and principal payments on mortgages (except interest on the cost of any capital improvements which may be included in the definition of Operating Costs as hereinafter provided) or any rental payments on any ground or other underlying leases subject to which Landlord holds its interest in the Building (hereinafter, referred to individually as a "ground lease" and collectively as "ground leases"), and other debt costs, if any; (e) real estate brokers' leasing commissions or compensations; (f) any cost or expenditure (or portion thereof) for which Landlord is reimbursed, whether by insurance proceeds or otherwise (Operating Adjustment Rent, and Tax Adjustment Rent, provided for in any tenant leases are not reimbursements); (g) the cost of any kind of service furnished to any other occupant of the Building which Landlord does not make available to Tenant hereunder; (h) salaries and fringe benefits of personnel above the level of Building Manager; (i) costs for after hours HVAC service billed to other tenants of the Building; and (j) costs related to the parking garage located adjacent to the Building. "Operating Costs" shall include the amortization, at a market rate of interest as determined by Landlord, of the costs of capital improvements (i) made for the purpose of saving labor or otherwise reducing applicable Operating Costs or (ii) made or installed pursuant to governmental requirement or insurance requirements. The costs of capital improvements described in clause (i) above shall be amortized over a period, as determined by Landlord in accordance with generally accepted accounting principles equal to the quotient obtained by dividing the costs of such capital improvements divided by the annual costs savings generated by such capital improvements. The costs of capital improvements described in clause (ii) above shall be amortized over the reasonable useful life of such capital improvements. "Operating Costs" shall also include, without limitation, any costs and expenses incurred by Landlord in connection with the operation, maintenance or repair of the pedestrian tunnels lying between the Building and the property commonly known as "ONE FIRST NATIONAL PLAZA" including, without limitation, any license or permit fee required by the City of Chicago or any other governmental authority with respect to such tunnels.

          If during all or any portion of any Fiscal Year the Building is not fully rented and occupied, Landlord may elect to make an appropriate adjustment of Operating Costs for such Fiscal Year, employing sound accounting and management principles, to determine the Operating Costs that would have been paid or incurred by Landlord had the Building been fully rented and occupied for the entire Fiscal Year and the amount so determined shall be deemed to have been the Operating Costs for such Fiscal Year. Notwithstanding anything contained herein to the contrary, (a) the provisions of this paragraph with respect to adjustment of Operating Costs for vacancy shall apply only to Operating Costs which are variable and which increase as occupancy in the Building increases and shall not apply to any Operating Costs which do not vary with the amount of occupancy in the Building and (b) no adjustment to Operating Costs pursuant to this paragraph shall result in profit for Landlord.

          Landlord maintains its records on an accrual accounting basis rather than a cash accounting basis for Operating Cost purposes, and therefore Operating Costs shall be deemed to have been paid when such expenses have accrued. Any adjustment of an item of Operating Costs included in a particular Fiscal Year which results in a corresponding adjustment payment by or to Landlord shall constitute an adjustment to Operating Costs during the Fiscal Year when such adjustment is made.

          (4) Fiscal Year.  "Fiscal Year" means each twelve (12) month period
              -----------
     (or portion thereof) which Landlord may from time to time select as the fiscal year of the Building.

          (5) Tenant's Operating Proportionate Share.  "Tenant's Operating
              --------------------------------------
     Proportionate Share" shall mean the percentage set forth as Item 8 on the Schedule.

          (6) Tenant's Tax Proportionate Share.  "Tenant's Tax Proportionate
              --------------------------------
     Share" shall mean the percentage set forth as Item 9 on the Schedule.

     E.   Rules of Interpretation and Computation
          of Base Rent and Rent Adjustments.
          ---------------------------------

          (1) If this Lease commences or ends on other than the first day or last day of a month, respectively, the rent for the month in which this Lease so begins or ends shall be prorated. The rent due for any such month shall be a sum equal to the total of the Base Rent, Operating Adjustment Rent and Tax Adjustment Rent payable for a full month multiplied by a fraction, the numerator of which is the number of days in the month in which the Lease was in effect and the denominator of which is the total number of days in the month. With respect to any Fiscal Year which does not fall entirely within the term of this Lease, Tenant shall only be obligated to pay a prorata share of Operating Adjustment Rent and Tax Adjustment Rent based upon the number of days of the term of this Lease falling within such Fiscal Year.

          (2) All rent shall be paid to Landlord without abatement, deduction or offset of any kind at the office of Landlord in the Building or to such other person or place as Landlord may from time to time designate in writing. The covenants to pay rent shall be independent of any other covenant.

          (3) Any sum due from Tenant to Landlord not paid when due shall bear interest from the date due until the date paid at the annual rate of two
     (2) percentage points above the rate then most recently announced by Citibank, N.A., New York, New York, or its successor, as its corporate base lending rate, as such corporate base lending rate may change from time to time during this Lease. The payment of such interest shall not excuse or cure any default of Tenant under this Lease.

          (4) If Tenant is in Default of any of its non-monetary obligations under this Lease or in default of any of its monetary obligations under this Lease, Tenant shall not be entitled to any refund of any sum which may otherwise be due it by application of any provision of this Lease until any and all Tenant's defaults of this Lease are cured by Tenant.

          (5) If changes are made to this Lease or the Building changing the number of rentable square feet contained in the Premises or in the Building, Tenant's Operating Proportionate Share and Tenant's Tax Proportionate Share shall be appropriately adjusted and the computations of rent shall be appropriately adjusted so as to take into account the different Tenant's Operating Proportionate Share figures and different Tenant's Tax Proportionate Share figures applicable during each portion of such Fiscal Year.

          (6) The annual statement of actual Operating Costs and Taxes to be furnished by Landlord under this Section 2 shall be prepared in accordance with generally accepted accounting principles consistently applied.
     Failure by Landlord to submit such a statement shall not prejudice Landlord's right to collect any Rent that is due. In the event of any dispute as to any Operating Adjustment Rent or Tax Adjustment Rent, Tenant shall have the right to inspect Landlord's accounting records relative to Operating Costs and Taxes at Landlord's accounting office during normal business hours at any time within sixty (60) days following the furnishing by Landlord to Tenant of such statement. Unless Tenant shall take written exception of any item in any such statement within such sixty (60) day period, such statement shall be considered as final and accepted by Tenant.

          (7) In the event of the termination of this Lease by expiration of
     the stated term   or for any other cause or reason whatsoever prior to the
     determination of Operating Adjustment Rent, Tax Adjustment Rent and Additional Rent, Tenant's agreement to pay any such sums shall survive termination of the Lease and Tenant shall pay any amount due to Landlord within fifteen (15) days after being billed therefor. In the event of the termination of this Lease by expiration of the stated term or for any other cause or reason whatsoever, except default by Tenant of any of the terms or provisions of this Lease, prior to the determination of Operating Adjustment Rent, or Tax Adjustment Rent, as hereinabove set forth, Landlord's agreement to refund any excess Tenant's estimates paid by Tenant over the Operating Adjustment Rent, or Tax Adjustment Rent, up to the time of termination shall survive termination of the Lease and Landlord shall pay the amount due to Tenant within fifteen (15) days of Landlord's determination of such amount.

          (8) No adjustment to Operating Adjustment Rent or Tax Adjustment Rent by virtue of the operation of the rent adjustment provisions under this
     Section 2, shall result in the payment by Tenant in any Fiscal Year of less than the Base Rent shown on the Schedule.

     3.   PREPARATION AND CONDITION OF PREMISES, POSSESSION AND RETURN.  Except
          ------------------------------------------------------------
to the extent set forth in the Work Letter, if any, attached hereto and made a part hereof as Appendix D (the "Work Letter"), Landlord is leasing the Premises "as is" without any representations or warranties, and Tenant hereby acknowledges that except to the extent set forth in the Work Letter, it is leasing the Premises "as is" without representation or warranty. If so indicated in the Work Letter, Landlord shall cause the premises to be completed in accordance with the plans, specifications, and agreements and on the terms, conditions and provisions as provided. However, the failure of Landlord to deliver possession of the Premises on the date set forth in Item 14 of the Schedule as the Commencement Date shall not subject Landlord to any liability or otherwise affect the validity of this Lease or the obligations of Tenant hereunder. Possession by Tenant before completion of said work by Landlord shall not relieve Landlord from completing or causing the completion of said work in accordance with the requirements of this Lease.

     During the term of this Lease, Tenant shall maintain the Premises in as good condition as when Tenant took possession, or as when completed after possession (loss or damage caused by action of the elements, Acts of God and the public enemy, ordinary wear and fire and other casualty insured against by Landlord excepted), failing which Landlord may but need not restore the Premises to such good condition and Tenant shall pay the cost thereof. At the termination of this Lease or at the termination of Tenant's right to possession without termination of this Lease, Tenant shall return the Premises to Landlord in good condition as described in the sentence next above and subject to provisions of Section 5D of this Lease.

     4.   BUILDING SERVICES.
          -----------------

     A. Landlord agrees to furnish to the Tenant without charge except for electricity for lights and outlets and as otherwise specifically provided herein, as follows:

          (1) Heat.  During reasonable hours (8:00 a.m. to 6:00 p.m. Monday
              ----
     through Friday and 8:00 a.m. to 1:00 p.m. on Saturdays) of generally recognized business days, as reasonably determined by Landlord, for comfortable occupancy of the demised premises by Tenant; Tenant agrees to keep and cause to be kept closed all windows in the demised premises and at all times to cooperate fully with the Landlord in the operation of the heating system and to abide by all reasonable regulations and requirements which Landlord may prescribe to permit the proper functioning and protection of the heating system. Landlord reserves the right to stop the heating system when necessary by reason of accident or emergency or for repairs, alterations, replacements or improvements, which in the judgment of the Landlord are desirable or necessary, until said repairs, alterations, replacements or improvements shall have been completed. Landlord shall have no responsibility or liability for failure to supply heating when prevented from so doing by any cause beyond Landlord's reasonable control or by laws, orders or regulations of any Federal, State, County or Municipal authorities and Tenant shall be entitled to no diminution or abatement of rent by reason of the stoppage of such heating for any of the aforesaid reasons whatsoever nor shall the same in any way affect the obligation of Tenant to perform and fulfill its covenants under this Lease. Landlord agrees to make any repairs to the heating system promptly and with due diligence.

          (2) Air Conditioning.  Landlord shall operate an air conditioning
              ----------------
     system in the Premises on generally recognized business days during generally recognized business hours (8:00 a.m. to 6:00 p.m. on Monday through Friday and 8:00 a.m. to 1:00 p.m. on Saturdays) in accordance with rules and regulations promulgated by Landlord, as may, in Landlord's judgment, be reasonably required for comfortable occupancy of the demised premises by Tenant. Tenant agrees to keep and cause to be kept closed all windows in the demised premises and at all times to cooperate fully with the Landlord in the operation of said system and to abide by all reasonable regulations and requirements which Landlord may prescribe to permit the proper functioning and protection of the air conditioning systems.
     Landlord reserves the right to stop the air conditioning systems when necessary by reason of accident or emergency or for repairs, alterations, replacements or improvements, which in the judgment of the Landlord are desirable or necessary, until said repairs, alterations, replacements or improvements shall have been completed. Landlord shall have no responsibility or liability for failure to supply air conditioning during said period mentioned just above or when prevented from so doing by any cause beyond Landlord's reasonable control or by laws, orders or regulations of any Federal, State, County or Municipal authorities and Tenant shall be entitled to no diminution or abatement of rent by reason of the stoppage of such air cooling or conditioning for any of the aforesaid reasons whatsoever nor shall the same in any way affect the obligation of Tenant to perform and fulfill its covenants under this Lease. Landlord agrees to make any repairs to the air conditioning system promptly and with due diligence.

          Tenant acknowledges that the air conditioning system for the Building was designed to heat, ventilate and cool space used for office purposes.
     As a consequence of Tenant's use of the Premises for a school, Tenant acknowledges that Tenant shall be required, at its sole cost and expense, to install a supplemental heating, ventilating and air conditioning unit in the Building to service the Premises (the "Supplemental HVAC System"),
                                                ------------------------
     which Supplemental HVAC System shall be approved by Landlord. The Supplemental HVAC System shall be installed by Tenant concurrently with the tenant improvement work described in the Work

     Letter Agreement attached hereto as Appendix D. Tenant shall be responsible for the cost of installation, maintenance, repair and replacement of the Supplemental HVAC System and all utilities used in connection therewith.

          Tenant acknowledges that as a consequence of Tenant's use of the Premises for purposes other than office uses, the Building's HVAC system may not be adequate to supply the heating, ventilating and air conditioning necessary for comfortable occupancy of the Premises during the hours and on the days specified in Sections 4(A)(1) and (2). Therefore, Tenant agrees to operate the Supplemental HVAC System whenever necessary for the comfortable occupancy of the Premises or whenever such supplemental heating, ventilating and air conditioning is necessary in order for the Premises to be occupied in compliance with applicable laws.

          (4) Elevators.  Landlord shall furnish passenger elevator service and,
              ---------
     subject to scheduling by the Landlord, freight elevator service both in common with other tenants. Elevator service may be by nonattended automatic elevators or elevators with attendants at the option of Landlord.

          (5) Water.  Landlord shall furnish water from the City of Chicago
              -----
     mains for drinking, lavatory and toilet purposes as customary for office use.

          (6) Janitorial Service.  Landlord shall furnish janitorial and
              ------------------
     cleaning services as set forth in Appendix B.

     B.   Electricity.  Tenant acknowledges that electricity for the Premises is
          -----------
separately metered and will be provided directly by the applicable utility company. Tenant shall pay for all electricity costs directly to the applicable utility company, including, without limitation, any electricity required (1) during janitorial service to the Premises, (2) during alterations or repairs to the Premises, (3) for the operation of its office machinery and equipment or (4) for any special air conditioning or ventilating system.

     C.   Interruptions of Services.  Interruptions of any service to be
          -------------------------
provided by Landlord hereunder or of any utility or other service to the Building or the Premises, in whole or in part caused by repairs, renewals, improvements, changes of service, alterations, accidents, acts of God or any enemy, strikes, lockouts, labor controversies, insurrections, picketing (whether legal or illegal), laws, orders or regulations of any federal, state, county or municipal authorities, accidents or casualties whatsoever, inability of Landlord to obtain electricity, fuel, water, supplies, or by the act or default of Tenant or any person other than Landlord, or by any other cause or causes beyond the reasonable control of Landlord, shall not be deemed an eviction or disturbance of Tenant's use and possession of the Premises or any part thereof, or render Landlord liable for damages by abatement or reduction of rent or otherwise relieve Tenant from performance of Tenant's obligations under this Lease. Notwithstanding the foregoing, in the event (a) any interruption of a service to be provided by Landlord hereunder occurs (other than pursuant to a casualty to the Building or the Premises, as to which Section 9 of this Lease shall apply) which renders the Premises untenantable, and (b) such interruption of service is caused by the gross negligence or wilful misconduct of Landlord, and (c) such interruption of service continues for a period of five (5) consecutive days after Landlord receives actual notice thereof from Tenant or from any other party, then Tenant's obligation to pay Rent shall be abated for the period commencing on the expiration of said five (5) day period and ending on the date the Premises are rendered tenantable.

     5.   ALTERATIONS AND REPAIRS.
          -----------------------

     A. Tenant shall not, without Landlord's prior written consent, which consent shall not be unreasonably withheld, permit any alteration, improvement, addition or installation in or to the Premises (all of which is collectively referred to as "Work"), including installation of telephone, computer or internal sound or paging systems or other similar systems, or the performance of any decorating, painting and other similar work in the Premises.
Notwithstanding the foregoing, Landlord's consent shall not be required in the event Tenant desires to perform work in any portion of the Premises located on the Floor 2 or Floor 3 of the Building which Work is decorative, non-structural, does not affect the Building's systems, does not require a building permit and does not exceed Ten Thousand and No/100 Dollars ($10,000.00) in costs, subject to the following conditions: (i) Tenant shall notify Landlord in writing of the location and the nature of such Work at least five (5) business days prior to the start of such Work; (ii) Landlord shall have right, within such five (5) business day period, to require Tenant to modify the proposed Work so as to not cause a building code violation or interfere with the structure or mechanical systems of the Building; and (iii) Landlord shall have the right to approve the proposed contractors and subcontractors, if any. Tenant agrees that any Work of any nature affecting Floor 1 or the Mezzanine of the Building shall require the approval of Landlord. In no event shall Tenant or any of its contractors or employees perform any work which would penetrate, damage or alter any of the granite surfaces located in the Premises without Landlord's prior written consent. In the event Landlord consents to any Work, Landlord reserves the right cause such Work to be performed by contractors and subcontractors approved by Landlord and Tenant, in which event Tenant shall pay the cost of preparation of the plans, permits, the fees of said contractors and subcontractors. Before commencement of any Work or delivery of any materials into the Premises or the Building, Tenant shall furnish to Landlord, for its prior written approval, architectural plans and specifications certified by a licensed architect or engineer reasonably acceptable to Landlord, and such other documentation as Landlord shall reasonably request. Tenant agrees to hold Landlord, its beneficiaries and their respective agents, partners, officers, servants and employees forever harmless against all claims and liabilities of every kind, nature and description which may arise out of or in any way be connected with any such Work. Tenant shall pay Landlord's reasonable out-of-pocket expenses (including, without limitation, expenses related to Landlord's hiring of engineers, architects and other professionals) for reviewing plans and materials submitted to Landlord for approval. Tenant shall pay the cost of all such Work and the cost of decorating and altering the Premises and the Building occasioned by any such Work. Landlord shall have the right to require Tenant to deliver to Landlord cash or other security in an amount and form acceptable to Landlord to be held in escrow by Landlord to assure prompt payment for the cost of any such Work.

     B. In the event that Landlord permits Tenant to hire its own contractors for the performance of any Work, then in addition to the provisions of Section 5A, the following shall apply: (i) prior to the commencement of the Work or the delivery of any materials to the Building, Tenant shall submit to Landlord, for Landlord's approval, copies of the contracts, names, and addresses of all contractors, necessary permits and licenses, certificates of insurance (including, without limitation,

Workmen's Compensation, comprehensive general liability and adequacy of design insurance) and instruments of indemnification and waivers of lien against any and all claims, costs, expenses, damages and liabilities which may arise in connection with the Work, all in such form and amount as shall be satisfactory to Landlord; (ii) all such Work shall be done only by union contractors or mechanics approved by Landlord and Tenant (which approval shall not be unreasonably withheld) and at such time and in such manner as Landlord may from time to time designate; (iii) upon completion of any Work, Tenant shall furnish Landlord with as-built plans, contractors' affidavits, full and final waivers of lien, receipted bills covering all labor and materials expended and used in connection with such Work; and (iv) all such Work shall comply with all insurance requirements, all laws, ordinances, rules and regulations of all governmental authorities, and all collective bargaining agreements applicable to the Building, and shall be done in a good and workmanlike manner and with the use of good grades of materials.

     C. Tenant agrees to protect, defend and indemnify Landlord, its agents and employees, the Premises and the Building from and against any and all liabilities of every kind and description which may arise out of or be connected in any way with said alterations, improvements or repairs or the like whether performed by or under the direction of Landlord and at the cost of Tenant or performed by Tenant unless caused by the gross negligence or wilful misconduct of Landlord, its agents or employees. Any mechanic's lien filed against the Premises or the Building or any notice which is received by either Landlord or Tenant for work or materials furnished or claimed to be furnished to Tenant or the Premises shall be released and discharged by Tenant; and, if such lien or notice is filed it shall be released and discharged of record by Tenant, in either case, within ten (10) days after such filing or receipt, whichever is applicable, at Tenant's expense. If Tenant chooses to contest such claim, notice or lien, Tenant may do so in place of causing the release and discharge thereof provided Tenant, within said ten (10) day period, delivers to Landlord security reasonably required by Landlord to guarantee over such claim or lien.

     D. Unless otherwise provided by written agreement, all alterations, improvements and fixtures (except trade fixtures) installed by Tenant shall be surrendered with the Premises and shall become Landlord's property without compensation to Tenant, except that, at Landlord's option, Tenant shall, at its expense when surrendering the Premises or on the termination of the term of this Lease or the termination of Tenant's right of possession, remove from the Premises and the Building all or any of such alterations, improvements and fixtures installed in the Premises by Tenant. Notwithstanding the foregoing provisions of this Section 5D, Tenant may, prior to installing any alterations, improvements or fixtures, request in writing that Landlord agree and consent that such alterations, improvements and fixtures need not be removed by Tenant when Tenant surrenders possession of the Premises, and, if Landlord does so agree and consent, then Tenant shall not be required to remove the same as provided in this Section 5D. In addition, Tenant may, prior to installing any alterations, improvements or fixtures, request in writing that Landlord agree and consent that such alterations, improvements and fixtures be permitted to be removed by Tenant when Tenant surrenders possession of the Premises. Landlord shall not unreasonably withhold its consent to such removal provided (i) such alterations, improvements and fixtures were paid for with funds supplied by Tenant and not by Landlord, (ii) such removal shall not permanently damage the Premises or the Building, and (iii) Tenant promptly repairs any damage caused by such removal, at Tenant's sole cost and expense. Furthermore, Landlord agrees that Tenant shall not be obligated to remove any of the alterations, improvements or fixtures identified on Tenant's Space Plan attached to this Lease as Exhibit I, provided (a) Landlord reserves the right to require Tenant to remove any toilets Tenant installs in the Premises, and (b) Landlord reserves the right to require Tenant to remove any alterations, improvements or fixtures made to or installed in the Premises which are beyond the scope of the work identified in Tenant's Space Plan. Each and every removal shall be done in a good and workmanlike manner, and upon such removal Tenant shall restore the Premises to its condition prior to the installation of such alterations, improvements and fixtures. If Tenant does not remove such alterations, improvements and fixtures after request to do so by Landlord, Landlord may remove the same and restore the Premises, and Tenant shall pay the cost of such removal and restoration to Landlord upon demand. Tenant shall also remove its furniture, equipment, trade fixtures and all other items of personal property from the Premises prior to the end of the term or any extension thereof, or of the termination of right of possession, however ended; and if Tenant does not remove such items, Tenant shall be conclusively presumed to have conveyed the same to Landlord under this Lease as a bill of sale without further payment or credit by Landlord to Tenant, or at Landlord's sole option Landlord may cause the items covered in this sentence to be removed and stored at the risk and cost of Tenant. Tenant shall pay to Landlord, upon demand, any and all reasonable expenses incurred in such removal and all reasonable storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not removed from the Premises or retaken from storage by Tenant within thirty (30) days after the end of the term, however terminated or any extension thereof, at Landlord's sole option, shall be conclusively deemed to have been forever abandoned by Tenant.

     6.   USES OF DEMISED PREMISES.  The Premises shall be occupied and used by
          ------------------------
Tenant only for executive and general administrative offices directly pertaining to the operation of Tenant's business as set forth on Item 4 of the Schedule, and for no other purpose.

     7.   BUILDING RULES AND GOVERNMENTAL REGULATIONS.  Tenant shall abide by
          -------------------------------------------
all applicable laws or governmental regulations concerning its use of the Premises. Tenant shall at its sole cost promptly comply with the requirements of any board of fire underwriters or similar body relating to the condition, use or occupancy of the Premises excluding structural changes not related to or affected by Tenant's improvements or acts. Tenant shall also abide by all uniform reasonable rules and regulations adopted or to be adopted by Landlord pertaining to the operation and management of the Building. If any rules and regulations are contrary to the terms of the Lease, the terms of this Lease shall prevail. Present rules are contained in Appendix C. The violation of the Building rules or the laws or regulations governing Tenant's use of the Premises shall be a default under this Lease allowing Landlord all remedies for default under Section 11 of this Lease. Landlord shall not be responsible to Tenant for violation of rules or regulations or terms of this Lease by another tenant nor shall failure to obey the same by others or lack of enforcement relieve Tenant from its obligations to comply therewith. Landlord agrees that it will not enforce the rules and regulations in a discriminatory manner against Tenant.

     8.   CLAIM; INSURANCE; LIABILITY.
          ---------------------------

     A. To the extent not expressly prohibited by law, Tenant releases Landlord, its beneficiaries, all mortgagees and their respective agents, partners, officers, servants and employees, from and waives all claims for damages to person or property sustained by Tenant or by any occupant of the Premises or the Building, or by any other person, resulting directly or indirectly from fire or other casualty, cause or any existing or future condition, defect, matter or thing in the Premises, the Building or any part thereof, or from any equipment or appurtenance therein, or from any accident in or about the Building, or from any act or neglect of any tenant or other occupant of the Building or of any other person, including agents, partners, officers, servants and employees of Landlord and its beneficiaries. This Section shall apply especially, but not exclusively, to damage caused by water, snow, frost, steam, excessive heat or cold, sewerage, gas, odors or noise, or the bursting or leaking of pipes or plumbing fixtures, falling plaster, broken glass, sprinkling or air conditioning devices or equipment, or flooding of basements, and shall apply without distinction as to the person whose act or neglect was responsible for the damage and whether the damage was due to any of the acts specifically enumerated above, or from any other thing or circumstance, whether of a like nature or of a wholly different nature. If any damage to the Premises or the Building or any equipment or appurtenance therein, whether belonging to Landlord or to other tenants in the Building, results from any act or neglect of Tenant, its employees, agents, guests or invitees, Tenant shall be liable therefor and Landlord may, at its option, repair such damage, and Tenant shall upon demand by Landlord reimburse Landlord for all costs of such repairs and damages in excess of amounts, if any, paid to Landlord under insurance covering such damages. All personal properly belonging to Tenant or any occupant of the Premises that is in the Premises or the Building shall be there at the risk of Tenant or other person only and Landlord and its beneficiaries shall not be liable for damage thereto or theft or misappropriation thereof.

     B. To the extent not expressly prohibited by law, Landlord and Tenant each (either case, the "Indemnitor") agree to hold harmless and indemnify, the other and the other's agents, partners, shareholders, officers, directors, beneficiaries and employees (collectively, the "Indemnitees") from any losses, damages, judgments, claims, expenses, costs and liabilities imposed upon or incurred by or asserted against the Indemnitees, including reasonable attorney's fees and expenses, for death or injury to third parties other than Indemnitees that may arise from or be caused directly or indirectly by any negligent act of omission or commission, or any willful misconduct of Indemnitor or any of Indemnitor's agents, partners, or employees. Such third parties shall not be deemed third party beneficiaries of this agreement. In case any action, suit or proceeding is brought against any of the Indemnitees by reason of any such act of Indemnitor or any of Indemnitor's agents or employees, then Indemnitor will, at Indemnitor's expense and at the option of said Indemnitees, by counsel reasonably approved by said Indemnitees, resist and defend such action, suit or proceeding.

     C. If any damage to the Building or any equipment or appurtenance therein, whether belonging to Landlord or to other tenants in the Building, results from any act or neglect of Tenant, its agents, employees, guests or invitees, Tenant shall be liable therefor and Landlord may, at Landlord's option repair such damage, and Tenant shall upon demand by Landlord, reimburse Landlord the total cost of such repairs and damages to the Building. If Landlord elects not to repair such damage, Tenant shall promptly repair such damages at its own cost and in accordance with the provisions of Section 5 as if such repair constituted Work under such Section.

     D. Tenant shall procure and maintain at its own cost policies of comprehensive general public liability and property damage insurance with contractual liability coverage for the agreements of indemnity provided for under this Lease and a broad form general liability endorsement to afford protection with such limits as may be reasonably requested by Landlord from time to time (which as of the date hereof shall be not less than $2,000,000 under a combined single limit of coverage) insuring Landlord, its beneficiaries and their respective agents, partners, officers, servants and employees and Tenant from all claims, demands or actions for injury to or death of any person or persons and for damage to property made by, or on behalf of, any person or persons, firm or corporation, arising from, related to or connected with the Premises. The insurance shall be issued by companies and be in form and substance satisfactory to Landlord and any mortgagee of the Building and shall, if requested by Landlord, include any mortgagee and their respective agents and employees as additional insureds. The aforesaid insurance policies shall provide that they shall not be subject to cancellation except after at least thirty (30) days' prior written notice to Landlord and all such mortgagees (unless n such cancellation is due to non-payment of premiums, in which event ten (10) days' prior written notice shall be required). The original insurance policies (or certificates thereof satisfactory to Landlord), together with satisfactory evidence of payment of the premium thereon, shall be deposited with Landlord prior to the commencement of the term and renewals thereof not less than thirty
(30) days prior to the end of the term of each such coverage.

     E. Tenant shall carry insurance of the type typically referred to as "all risk" insurance, including water damage, insuring its interest in the tenant improvements in the Premises and its interest in all its personal property and trade fixtures located on or within the Building, including without limitation its office furniture, equipment and supplies.

     F. Notwithstanding any other provision of this Lease to the contrary, Landlord and Tenant each hereby waive all rights of action against the other for loss or damage to the Premises, or the Building and property of Landlord and Tenant in the Building, which loss or damage is insured or is required pursuant to this Lease to be insured by valid and collectible insurance policies to the extent of the proceeds collected or collectible under such insurance policies, subject to the condition that this waiver shall be effective only when the waiver is permitted by such insurance policies or when, by the use of good faith effort, such waiver could have been permitted in the applicable insurance policies. The policies of insurance required to be maintained by Tenant under the terms of this Lease shall contain waiver of subrogation clauses and form and content satisfactory to Landlord.

     G. Tenant shall not conduct or permit to be conducted by its employees, agents, guests, invitees any activity, or place any equipment in or about the Premises or the Building that will in any way increase the cost of fur, insurance or other insurance on the Building. If any increase in the cost of fire insurance or other insurance is stated by any insurance company or by the applicable Insurance Rating Bureau, if any, to be due to any activity or equipment of Tenant in or about the Premises or the Building, such statement shall be conclusive evidence that the increase in such cost is due to such activity or equipment and, as a result thereof, Tenant shall be liable for the amount of such increase. Tenant shall reimburse Landlord for such amount upon written demand from Landlord and any such sum shall be considered Additional Rent payable hereunder. Tenant, at its sole expense, shall comply with any and all requirements of any insurance organization or company necessary for the maintenance of reasonable fire and public liability insurance covering the Premises and the Building.

     9.   FIRE AND OTHER CASUALTY.  If the Premises or the Building are made
          -----------------------
untenantable by fire or other casualty, including damage or casualties of war, Landlord shall, to the extent permitted by all mortgages and ground leases on the Building, immediately take such action as is necessary to make applicable insurance proceeds available and to use the same to reconstruct, repair and restore the Building and the Premises, including the tenant improvements, if any, paid for by Landlord pursuant to the Work Letter or, to similar improvements located in the Premises on the date of this Lease, and, at Landlord's option, Tenant may be permitted or required to devote the proceeds of its insurance covering tenant improvements to cause restoration of tenant improvements over and above those performed or paid for by Landlord pursuant to the Work Letter or "as is," as the case may be, and pay for same to Landlord or through Landlord as if newly done pursuant to Section 5 of this Lease. In the event fire or other casualty occurs and both Landlord and Tenant are insured, it is agreed that the coverage of the Landlord shall be primary and that Landlord's recovery in no event shall be reduced by any insurance recovery to Tenant. Notwithstanding anything in this Section 9 to the contrary, if a registered architect selected by Landlord licensed to do business in Illinois should certify that such work to the Premises cannot be accomplished by using standard working methods and procedures so as to make the Premises tenantable within twelve (12) months from the date Landlord settles in full its claim with its insurance carrier for the Building or within two (2) months from such date if the Lease term has less than eighteen (18) months remaining, either party shall have the right to terminate this Lease by giving to the other notice of such election within ten (10) days after its receipt of the architect's certificate. Landlord shall select such registered architect within thirty (30) days after receipt of a written request by Tenant; provided that Landlord may make such selection without a request by Tenant if Landlord elects to do so. Landlord shall inform Tenant of the conclusion reached by the architect promptly after receiving a written request from Tenant. If said fire or other casualty results in total destruction of the Building, this Lease shall automatically terminate as of the date of said or other casualty. In case of fire or other casualty not resulting in termination of this Lease, rent shall be abated on a per them basis while the Premises are untenantable. If Tenant continues to conduct its business or profession in whole or in part from a portion of the Premises after such casualty, rent for space shall be abated pro rata with rent being charged only for the tenantable area. In case of termination of this Lease, rent shall be apportioned on a per diem basis and be paid to the date of the fire or other casualty. Any provision hereof notwithstanding, Tenant's rent shall not abate if its negligence was the cause of the casualty.

     10.  RIGHTS RESERVED TO THE LANDLORD.  Landlord reserves the following
          -------------------------------
rights and Tenant accedes thereto. Specification of the rights reserved to Landlord herein shall not exclude any right accruing to Landlord by operation of law or reserved specifically or by inference from any provision contained in this Lease:

          (a) Name:  To change the Building's name or street address.
              ----

          (b) Signs:  To install, affix and maintain any and all signs on the
              -----
     exterior and interior of the Building.

          (c) Windows:  To designate and approve, prior to installation, all
              -------
     types of window shades, blinds, drapes, awnings, window ventilators and other similar equipment and to control all the internal lighting that may be visible from the exterior of any Building.

          (d) Service Contracts:  To approve all sources furnishing sign
              -----------------
     painting and lettering, ice and drinking water, and to designate all sources furnishing towels, toilet supplies, food service, shoe shining or other services on the Premises, provided such services as are designated by Landlord are reasonably competitive with rates charged therefor in the Chicago metropolitan area. No vending or dispensing machines of any kind shall be placed in or about the Premises without prior written consent of Landlord. Notwithstanding the foregoing, Tenant shall be permitted to install vending machines in the Premises solely for the use of Tenant's employees and students.

          (e) Keys:  To retain at all times and to use passkeys to the Premises
              ----
     and keys to all locks within and into the Premises. No locks or bolts shall be altered, changed or added without the prior written consent of Landlord.

          (f) Access for Repairs, etc.:  To have access to the Premises without
              ------------------------
     liability for damages to the Tenant to make repairs, alterations, additions or improvements, whether structural or otherwise, in and about the Premises, the Building or any part thereof as set forth in various parts of this Lease including Section 5.

          (g) Occupancy:  During the last one hundred twenty (120) days of the
              ---------
     term of this Lease, if during or prior to that time Tenant vacates the Premises, to decorate, remodel, repair alter or otherwise prepare the Premises for reoccupancy. Such acts of Landlord shall not relieve Tenant of its obligations to pay rent to the termination date.

          (h) Rights to Conduct Businesses:  To grant to anyone the exclusive
              ----------------------------
     right to conduct any business or render any service in the Building provided such exclusive right shall not operate to exclude Tenant from the use permitted by this Lease.

          (i) Heavy Equipment:  To approve or disapprove the weight, size or
              ---------------
     location of safes and other heavy equipment and articles in and about the Premises and the Building and to require all such items and furniture to be moved into and out of the Building and the Premises only at such times and in such manner as Landlord shall direct in writing. Movement of Tenant's property into or out of the Building and within the Building is entirely at the risk and responsibility of Tenant and Landlord reserves the right to require permits before allowing any such property to be moved into or out of the Building.

          (j) Show Premises:  To show the Premises to prospective tenants or
              -------------
     brokers during the last year of the term of this Lease or the last year of any extension thereof to show how the Premises to representatives, agents, officers, shareholders, directors and employees of Landlord and its beneficiary, prospective purchasers or mortgagees at all reasonable times provided prior notice is given to Tenant in each case and Tenant's use and occupancy of the Premises shall not be materially inconvenienced by any such action of Landlord.

          (k) Close Building:  To close the Building after regular working hours
              --------------
     and on legal holidays subject, however, to Tenant's right to admittance under such regulations as Landlord may prescribe from time to time which may include, by way of example but not of limitation, that persons entering or leaving the Building identify themselves to a security guard by registration or otherwise and that said persons establish their right to enter or leave the Building.

          (1) Substitution of Space:  At any time hereafter, Landlord may change
              ---------------------
     the part of the demised premises located on Floor 3 of the Building (the "Floor 3 Space") to another area in the Building (herein referred to as the "new premises") provided that:

              (i) The new premises shall be similar to the Floor 3 Space in area and use for Tenant's purposes and shall be located entirely on one full floor with a buildout similar in configuration to the Floor 3 Space; and

              (ii) Such change shall be made in order to put into the demised premises a major tenant in the Building who then occupies or will, as a result of such move, occupy all of at least one floor in the Building.

     if Tenant is already in occupancy of the demised premises, then in addition:

              (iii) Landlord shall pay the expenses of the Tenant for moving from the Floor 3 Space to the new premises and for improving the new premises so that they are substantially similar to the Floor 3 Space.

              (iv) Such move shall be made during evenings, weekends, or otherwise so as to incur the least inconvenience to Tenant;

              (v) Landlord shall first give Tenant at sixty (60) days' notice before making such change; and

              (vi)  Landlord will furnish a new Appendix A.

          Tenant shall cooperate with Landlord in all reasonable ways to permit the necessary action to make the changes including, by way of example only, designating locations to move furniture and equipment, supervising moving, of flies or fragile equipment, designating location of telephone outlets, and listing color of paint and of flooring desired in the new premises.

          (m) Use of Lock Box by Landlord:  Landlord may from time to time elect
              ---------------------------
     to designate a lock box collection agent (independent agent, bank or other financial institution) to act as Landlord's agent for the collection of mounts due Landlord. In such event the date of payment of rent or other sums paid Landlord through such agent shall be the date of agent's receipt of such payment (or the date of collection of any such sum if payment is made in the form of a negotiable instrument thereafter dishonored upon presentment); however, for purposes of this Lease, no such payment or collection shall be deemed "accepted" by Landlord if Landlord issues a check payable to the order of the Tenant in the amount sent to the lock box and if Landlord mails the check to the Tenant addressed to the place designated in this lease for notice to Tenant within twenty-one (21) days after the amount sent by the Tenant is received by the lock box collection agent or if the Landlord returns a dishonored instrument within twenty-one
     (21) days of its dishonor. Return of any such sum to Tenant by so sending such a check of the Landlord or by so sending a dishonored instrument to the Tenant within the appropriate twenty-one (21) day period shall be deemed to be rejection of

     Tenant's tender of such payment for all purposes as of the date of Landlord's lock box collection agent's receipt of such payment (or collection). The return of Tenant's payment in the manner described in this paragraph shall be deemed not to be a waiver of any breach by Tenant of any term, covenant or condition of this Lease nor a waiver of any of Landlord's rights or remedies granted in this Lease. The possession of Tenant's funds or negotiation of Tenant's negotiable instrument by Landlord's agent or Landlord during the applicable twenty-one (21) day period shall be deemed not to be a waiver of any defaults of Tenant or any rights of Landlord theretofore accrued nor shall any such possession or negotiation be considered an acceptance of Tenant's tender.

          (n) Repairs and Alterations:  At any time Landlord either voluntarily
              -----------------------
     or pursuant to governmental requirement may, at Landlord's own expense, make repairs, alterations or improvements in or to the Building or any part thereof, including the Premises, and during operations may close entrances, doors, corridors, elevators and other facilities and may have access to and open all ceilings, without liability to Tenant by reason of interference, inconvenience, annoyance or loss of business. Landlord shall not be liable to Tenant for any expense, injury, loss or damage resulting to Tenant from work done in the Building, and substantial construction activities on the Building or upon, along, or the use of any adjacent or nearby building, land, street, alley or way.

     11.  DEFAULT AND LANDLORD'S REMEDIES.
          -------------------------------

     A.   Defaults. The occurrence of any of the following shall constitute a
          --------
"Default" hereunder:

          (1) If Tenant defaults in the payment of rent (whether Base Rent, Operating Adjustment Rent, Tax Adjustment Rent or Additional Rent), or any other sum required to be paid by this Lease (including but not limited to repayment of the Construction Loan together with all interest thereon as and when due as described in Appendix D attached hereto) and if the default is not remedied within five (5) days after written notice thereof by Landlord to Tenant;

          (2) If Tenant defaults in the prompt and full performance of any term, covenant, or provision of this Lease (except those specified in Subparagraphs (1), (3), (4), (5), (6), (7) and (8) of this Subparagraph A of Section 11) and if such default is not remedied within thirty (30) days after notice thereof by the Landlord;

          (3) If Tenant abandons or vacates any portion of the Premises located on Floor 1 of the Building or the Mezzanine of the Building;

          (4) If the leasehold interest of Tenant is levied upon under execution or is attached under process of law, which levy or attachment continues for a period of thirty (30) days;

          (5) If Tenant shall generally not pay its debts as they become due or shall admit in writing its inability to pay its debts or shall make a general assignment for the benefit of creditors;

          (6) If Tenant shall commence any case, proceeding or other action seeking organization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property;

          (7) If Tenant shall take any corporate or other action to authorize any of the actions set forth above in Subparagraphs A(5) and A(6) of this
     Section 11; or

          (8) If any case, proceeding or other action against Tenant shall be commenced seeking to have an order for relief entered against it as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (i) results in the entry of an order for relief against it which is not fully stayed within seven (7) business days after the entry thereof or (ii) remains undismissed for a period of thirty (30) days.

     B.   Landlord's Remedies.
          -------------------

          (1) Upon the occurrence of any one or more Defaults by Tenant, Landlord elect may elect to terminate this Lease and Tenant's right to the Premises or, without terminating this Lease, forthwith terminate Tenant's right to possession of the Premises. Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without termination of the Lease, Tenant shall surrender possession and vacate the Premises and deliver possession thereof the Landlord, and Tenant hereby grants to Landlord full and free license to enter into and upon the Premises with or without process of law in the event of any such termination of this Lease or right to possession, and to repossess Landlord of the Premises as of Landlord's former estate and to expel or remove Tenant and any others who may be occupying or be within the Premises and to remove any and all property therefrom using such force as may be necessary without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without relinquishing Landlord's rights to rent or any other right given to Landlord hereunder or by operation of law.

          (2) If Tenant voluntarily abandons any portion of the Premises located on Floor 1 of the Building or the Mezzanine of the Building or otherwise entitles Landlord to elect to terminate Tenant's right to possession only without terminating the Lease, and Landlord does so elect, Landlord may at Landlord's option enter into the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as in subparagraph B(l) of this Section 11, without such entry and possession terminating the Lease or releasing Tenant, in whole or in part, from Tenant's obligation to pay the rent hereunder for the full term. Upon and after entry into possession without termination of this Lease, subject to Landlord's right to first rent other vacant areas in the Building, Landlord may relet the Premises or any part thereof to any person, firm or corporation other than Tenant for such rent, for such time and upon such terms as Landlord in Landlord's sole discretion shall determine. Any proceeds from the relet of the Premises by Landlord shall first be applied against the cost and expenses of reletting the Premises including, but not limited to, all brokerage, advertising, legal, alteration, and other reasonably necessary expenses incurred to secure a new tenant for the Premises. If the consideration collected by Landlord upon any such reletting after payment of the expenses of reletting the Premises is not sufficient to pay monthly the full amount of the rent reserved in this Lease, Tenant shall pay to Landlord the amount of each monthly deficiency as it becomes due upon demand. If the consideration collected by Landlord upon any such reletting after payment of the expenses of reletting the Premises is greater than the amount necessary to pay the full amount of the rent reserved in this Lease, the full amount of such excess shall be retained by Landlord and shall in no event be payable to Tenant.

          (3) If the Landlord shall decide to terminate this Lease, Landlord, at its sole option, shall be entitled to recover from Tenant, in lieu of any amounts due under Section 11B(2) hereof, and Tenant shall pay to Landlord, on demand, as and for liquidated and agreed final damages, a sum equal to the amount by which Landlord's reasonable estimate of die aggregate amount of Base Rent, Operating Adjustment Rent, Tax Adjustment Rent, and Additional Rent for a period from the date of such termination through the Termination Date set forth on the Schedule, exceeds the then reasonable rental value of the Premises for the same period, both discounted to present worth at the rate of ten percent (10%) per annum. If, before presentation of such liquidated damages to any court, commission or tribunal, the Premises, or any part thereof, shall have been relet by Landlord for such period, or any part thereof, the amount of rent reserved upon such reletting shall be deemed, prima facie, to be the reasonable rental value for the part or the whole of the Premises so relet during the term of the reletting.

          (4) Landlord may but shall not be obligated to cure any default by Tenant hereunder, but, if Landlord so elects, all costs and expenses paid by Landlord in curing such default and legal fees in connection therewith shall be Additional Rent payable by Tenant on demand.

          (5) Notwithstanding anything in this Lease to the contrary, any and all remedies set forth in this Lease (i) shall be in addition to any and all other remedies Landlord may have at law or in equity, (ii) shall be cumulative and (iii) may be pursued successively or concurrently as the Landlord may elect. The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same, or any other term, covenant or condition herein contained. The acceptance of rent hereunder shall not be construed to be a waiver of any breach by Tenant of any term, covenant or condition of this Lease.

          (6) Notwithstanding any provision in this Lease permitting Tenant to cure any default within a specified period of time, if Tenant shall default
     (i) in the timely payment of rent (whether any or all of Base Rent, Operating Adjustment Rent, Tax Adjustment Rent, or Additional Rent) three or more times in any period of 12 consecutive months, or (ii) in the performance of any particular term, condition or covenant of this Lease three or more times in any period of six consecutive months, then, notwithstanding that such defaults shall have each been cured within any applicable cure period after notice, if any, as provided in this Lease, any further similar default (including, without limitation, with respect to non-payment of rent, the further non-payment of any kind of rent payable under this Lease) shall not be curable by Tenant and Landlord shall have all of the remedies provided in this Lease (including, without limitation, any and all remedies at law and in equity) for a Default hereunder.

     12.  HOLDOVER.  If Tenant retains possession of the Premises or any part
          --------
thereof after the termination of the term or any extension thereof, Tenant shall become a tenant from month-to-month only upon each and all of the terms herein provided as may be applicable to such month-to-month tenancy and any such holdover shall not constitute an extension of this Lease; provided, however, during such holding over, Tenant shall pay Base Rent, Operating Rent Adjustment Rent and Tax Adjustment Rent, at double the rate payable for the year immediately preceding said holding over computed on a monthly basis for the time Tenant thus remains in possession and, in addition, Tenant shall pay Landlord all damages, consequential as well as direct, sustained by reason of Tenant's holding over. The provisions of this paragraph do not waive Landlord's right of re-entry or right to regain possession by actions at law or in equity or by any other rights hereunder.

     13.  SUBORDINATION TO MORTGAGES, TRUST DEEDS AND GROUND LEASES
          ---------------------------------------------------------

     A.   Subordination.  This Lease shall be subordinated to any and all ground
          -------------
leases now or hereafter in force with respect to the Building at the election of each such ground lessor. This Lease shall be subordinated to the lien of any and all mortgages now or hereafter in force against (a) the Building or (b) any and all ground leases with respect to the Building, at the election of each such mortgagee. Landlord hereby represents to Tenant that, as of the date hereof, there are no mortgages or ground leases currently existing with respect to the Building.

     The respective rights to so subordinate this Lease at the election of any such ground lessor or mortgagee shall continue during any renewal, modification, consolidation, replacement or extension of each such lease or mortgage, and shall apply to any and all advances made or hereafter made on the security of each such mortgage.

     Subordination shall be effective at election of any such ground lessor or mortgagee. Election shall not be dependent on receipt of notice by Tenant of the election to subordinate. Without limitation of the foregoing, notice thereof may be given as provided for notices pursuant to this Lease.

     Such subordination shall be self operating. Nevertheless, Tenant or its successors in interest upon request of Landlord shall promptly sign and deliver to Landlord such instruments reasonably needed in Landlord's judgment to evidence such subordination. Upon request of Landlord, Tenant shall also agree to attorn to any ground lessor or mortgagee of the Building pursuant to an agreement satisfactory to such mortgagee or ground lessor provided such mortgagee or ground lessor agrees not to disturb Tenant in its possession of the Premises.

     B.   Termination of Ground Lease or Foreclosure of Mortgage.  Should any
          ------------------------------------------------------
mortgage on the Building or on any ground lease be foreclosed or if any ground lease be terminated and this Lease be continued:

          (1) The liability of the mortgagee, ground lessor or purchaser at such foreclosure sale shall exist only during the time such mortgagee, ground lessor or purchase is the owner of the Building.

          (2) Tenant shall attorn, as Tenant under this Lease without any deductions or setoffs whatsoever, to the purchaser at the foreclosure sale (or the mortgagee if the mortgagee becomes owner of the fee estate or lessor under any ground lease) or, if any ground lease be terminated for any reasons, Tenant shall be deemed to have attorned as Tenant under this Lease to the ground lessor under the ground lease, and this Lease shall continue in force and effect as a direct lease between and binding upon Tenant and such mortgagee or ground lessor, as the case may be. Tenant agrees to promptly execute and promptly deliver at any time and from time to time upon the request of Landlord, or of any ground lessor of any such ground lease or of any holder of such mortgage or of such purchaser, any instrument which, in the sole judgment of such requesting party, may be necessary or appropriate in any such foreclosure or termination proceeding or otherwise to evidence such attornment.

          (3) Tenant shall attorn, as Tenant under this Lease, without any deductions or setoffs whatsoever, to a leasehold mortgagee (or any purchaser of the leasehold estate at the foreclosure sale) in the event such leasehold mortgagee (or such purchaser) should ever become the owner of the leasehold estate covered by its mortgage or should become the owner of any new lease in replacement or substitution of such leasehold estate.

          (4) As used in this Section 13, "mortgage" shall include trust deed and "mortgagee" shall include "trustee" and successors and assigns of such party whether immediate or remote, the purchaser of any mortgage, whether at foreclosure or otherwise and the successors, assigns and mortgagees of such purchaser whether immediate or remote.

     C.   Security Deposit.  The mortgagee under a mortgage and the lessor under
          ----------------
any ground lease shall have no responsibility for the return of the security deposit, if any, except to the extent the security deposit is held by such mortgagee or ground lessor.

     D.   Notice and Right to Cure.  Tenant agrees in the event of any act or
          ------------------------
omission by Landlord which would give Tenant the right to terminate this Lease or to claim a partial or total eviction, Tenant shall not exercise any such right (i) until it has notified in writing the holder of any mortgage or lessor of any ground lease which at the time shall be a lien on the demised premises, if the name and address of such holder shall previously have been furnished (either by written notice or hereunder) to Tenant by Landlord, of such act or omission, (ii) until a reasonable period, not exceeding thirty (30) days, for commencing the remedy of such act or omission shall have elapsed following the giving of such notice and (iii) unless such holder or lessor with reasonable diligence shall not have so commenced and continued to remedy such act or omission or to cause the same to be remedied. During the period between the giving of such notice and the remedying of such act or omission, the rent herein recited shall be abated and apportioned to the extent that any part of the demised premises shall be untenantable.

     14.  ASSIGNMENT AND SUBLETTING BY TENANT.  Tenant shall not assign this
          -----------------------------------
Lease, or any interest therein, and shall not sublet the Premises, or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person to occupy or use the Premises, or any portion thereof, without first obtaining the written consent of Landlord, which consent may be arbitrarily withheld except as hereinafter expressly otherwise provided. If Tenant desires to assign this Lease or sublet the Premises or any portion thereof, Tenant shall deliver a written notice (a "Transfer Notice") to Landlord, which Transfer Notice shall set forth the name of the proposed assignee or sublessee, the terms and conditions of such assignment or sublease, and the current financial statements of such assignee and sublessee and, if Tenant proposes to sublease only a portion of the Premises, the portion of the Premises to be sublet. Landlord agrees not to unreasonably withhold consent to any such assignment of this Lease or subletting of the entire Premises, provided Tenant delivers a Transfer Notice to Landlord as aforesaid and provided (i) at the time thereof Tenant is not in default under this Lease, (ii) Landlord, in its sole discretion reasonably exercised, determines that the reputation, business, proposed use of the Premises and financial responsibility of the proposed assignee or sublessee, are satisfactory to Landlord, (iii) the proposed assignee or sublessee shall expressly assume all the obligations of this Lease on Tenant's part to be performed, (iv) such consent, if given, shall not release Tenant of any of its obligations under this Lease, including without limitation, its obligation to pay rent, (v) Tenant agrees specifically to pay over to Landlord, as Additional Rent, 50% of all sums provided to be paid under the terms and conditions of such assignment or sublease net of reasonable commissions and reasonable costs of reletting including, but not limited to, tenant improvement costs paid to accommodate the proposed assignee or sublessee which are in excess of the amounts otherwise required to be paid pursuant to this Lease, (vi) a consent to one assignment or subletting shall not be deemed to be a consent to any subsequent assignment or subletting and (vii) Tenant shall indemnify and hold Landlord harmless from any brokerage commissions due in connection with such assignment or subletting. Whether or not such conditions to assignment or subletting are met, Landlord, at its sole option, may elect to recapture the space covered by the Transfer Notice and terminate this Lease on the first day of the second calendar month next succeeding receipt of Tenant's Transfer Notice, to be effective unless Tenant elects to withdraw its request to sublease or assign, which election, if exercised by Landlord, shall be by written notice to Tenant within twenty (20) days of receipt by Landlord of a Transfer Notice. If Landlord elects to terminate this Lease in accordance with the foregoing sentence, Landlord may lease the Premises to the sublessee or assignee proposed by Tenant. If this Lease shall be terminated with respect to less than the entire Premises, Base Rent, Operating Adjustment Rent, Tax Adjustment Rent, and Additional Rent shall be adjusted on the basis of the square feet retained by Tenant in proportion to the square feet of the Premises prior to such termination and this Lease as so amended shall continue thereafter in full force and effect. In such event, Tenant shall pay the cost of erecting demising walls and public corridors and making other modifications to physically separate the portion of the Premises remaining subject to the Lease from the rest of the Premises. Any assignment or subletting or occupancy without Landlord's prior written consent shall be void and shall, at the option of the Landlord, constitute a default under this Lease. Neither this Lease nor any interest therein shall be assignable as to the interest of Tenant by operation of law without consent of Landlord, which consent may be arbitrarily withheld. Tenant acknowledges that Landlord may arbitrarily withhold its consent to any assignment of this Lease or subletting of all or a portion of the Premises to a proposed assignee or sublessee whose use of the Premises, or a portion thereof, will be for any non-office use.

     Tenant agrees that in the event Landlord withholds its consent to any assignment, subletting, or occupancy contrary to the provisions of the paragraph next above, Tenant's sole remedy shall be to seek an injunction in equity or compel performance by Landlord to give its consent and Tenant expressly waives any right to damages in the event of such withholding by Landlord of its consent.

     Tenant agrees that if it requests Landlord's consent to an assignment or a subletting that it shall reimburse Landlord for its reasonable costs and expenses in considering whether to grant its consent (including, but not limited to, reasonable attorneys' fees). Tenant further agrees that Landlord may, as a condition to granting its approval to an assignment or a subletting, require the assignee or sublessee to post a security deposit with Landlord in an amount determined by Landlord.

     15.  SALE BY LANDLORD.  In the event of sale or conveyance or transfer by
          ----------------
Landlord of its interest in the Building or in this Lease, the same shall operate to release Landlord (subject to the second paragraph of Section 17 hereof entitled "Security Deposit") from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the interest of the successor in interest of the Landlord in and to this Lease. This Lease shall not be affected by any such sale, conveyance or transfer. The term "Landlord," as used in this Lease, means only the Landlord from time to time, and upon conveying or transferring its interest, such conveying or transferring landlord shall be relieved from any further obligation or liability pursuant to this Lease.

     16.  ESTOPPEL CERTIFICATE.  Tenant shall at the request of Landlord at any
          --------------------
time and from time to time upon not less than ten (10) days' prior written notice, execute, acknowledge in recordable form, and deliver to Landlord or Landlord's mortgagee, ground lessors, auditors or a prospective purchaser of the Building or any part thereof, a certificate stating that this Lease is unmodified and in full force and effect, (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect), and the dates to which the rental and other charges are paid, that Tenant is in possession and paying rent on a current basis with no offsets, defenses or claims, that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord or of Tenant as is pertinent to the request (or specifying such offsets, claims or defaults, if any are claimed) and such matters as Landlord may reasonably require or that any mortgagee or ground lessor may require. Such certificate may require the date of commencement of rent, the date of commencement of term, expiration date, Base Annual Rent, current Operating Adjustment Rent, and Tax Adjustment Rent, estimates, date to which rent has been paid, whether or not Landlord has completed any improvements required to be made to the Premises and such other matters as may be required. It is expressly understood and agreed that any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part or purchaser or assignee or lender to Tenant or to auditors of either party hereto or by any other person to whom it is delivered. The failure to deliver such statement within such time shall be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by Landlord, there are no uncured defaults by or defenses or claims against Landlord and that not more than one
(1) month's rental has been paid in advance and Tenant shall be estopped from asserting any defaults, defenses or claims known to it at that time.

     17.  SECURITY DEPOSIT.  Tenant deposited with Landlord security for the
          ----------------
full and faithful performance of every provision of this Lease to be performed by Tenant in the amount set forth as Item 11 in the Schedule. If Tenant defaults with respect to any provision of this Lease, Landlord may use all or any part of this security deposit for the payment of any rent and other sum due or in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of such deposit is to be used, Tenant shall, within five (5) days after written demand therefor deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not re required to keep this security deposit separate from its general funds and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every of provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of this Lease and upon vacation of the Premises.

     Tenant acknowledges that Landlord has the right to transfer all or any part of its interest in the Building or this Lease, and Tenant agrees that in the event of any such transfer, Landlord shall have the right to transfer such security deposit to the transferee. Upon such transfer, Landlord shall thereby be released by Tenant from all liability or obligation for the return of such deposit and Tenant agrees to look solely to such transferee for the return of the security deposit.

     Anything in Section 17 to the contrary notwithstanding, Tenant may, at its option and expense, satisfy the requirement of delivery of the security deposit by the delivery to Landlord of an unconditional and irrevocable letter of credit ("Letter of Credit") in the amount of $675,000.00 and in the form attached hereto as Appendix E and issued by any bank reasonably satisfactory to Landlord and located in Chicago, Illinois. Tenant shall ensure that at all times during the term of this Lease and for thirty (30) days after expiration of the Term, an unexpired Letter of Credit in the amount of $675,000.00 or cash in the amount of $675,000.00 shall be in the possession of Landlord or Landlord's beneficiaries. The Letter of Credit shall contain a so-called "evergreen" clause providing that the Letter of Credit shall not be canceled unless the issuing bank delivers thirty (30) days' prior written notice to Landlord. During the Term, Tenant shall deliver to Landlord, no later than thirty (30) days prior to the expiry date of the then outstanding and expiring Letter of Credit (a) a replacement Letter of Credit or (b) cash in the amount then required as the security deposit. Failure by Tenant to deliver any replacement Letter of Credit or pay the amount of the security deposit in cash as required above shall entitle Landlord or Landlord's beneficiaries to draw under the outstanding Letter of Credit and to retain the entire proceeds thereof for application as the security deposit under this Lease. Landlord or Landlord's beneficiaries may also draw under the Letter of Credit and use and apply the proceeds as a security deposit at any time that Tenant is in default under this Lease. Landlord or Landlord's beneficiaries may also draw on the Letter of Credit and use and apply the proceeds as a security deposit if the credit rating of the long-term debt of the issuer of the Letter of Credit (according to Moody's or similar national rating agency) is downgraded to a grade below investment grade, the issuer of the Letter of Credit shall enter into any supervisory agreement with any governmental authority, or the issuer of the Letter of Credit shall fail to meet any capital requirements imposed by applicable law, and Tenant fails to deliver to Landlord a replacement Letter of Credit complying with the terms of this Lease within thirty (30) days of request therefor from Landlord. Failure by the issuer to honor a draw request on the Letter of Credit shall be a Default under the terms of this Lease. Each Letter of Credit shall be for the benefit of Landlord or Landlord's beneficiaries and their successors and assigns and shall entitle Landlord or Landlord's beneficiaries or their successors or assigns to draw from time to time under the Letter of Credit in portions or in whole upon presentation of a sight draft and statement by Landlord or Landlord's beneficiaries that Landlord or Landlord's beneficiaries is entitled to draw thereunder pursuant to the terms and provisions of this Lease.

     Notwithstanding the foregoing, so long as Tenant is not then in default under this Lease, the amount of the security deposit shall be reduced as follows:

     -------------------------------------------------------------
           TIME PERIOD             AMOUNT OF SECURITY DEPOSIT
     -------------------------------------------------------------
          01/01/96 to 12/31/96               $550,000.00
     -------------------------------------------------------------
          01/01/97 to 12/31/97               $450,000.00
     -------------------------------------------------------------
          01/01/98 to 12/31/98               $350,000.00
     -------------------------------------------------------------
          01/01/99 to 12/31/99               $250,000.00
     -------------------------------------------------------------
          01/01/00 to 05/30/2005             $100,000.00
     -------------------------------------------------------------

Furthermore, if Landlord issues any portion of the Construction Loan to or on behalf of Tenant, then during the first five (5) full years of the term of the Lease the amount of the security deposit shall be increased by the amount of the Construction Loan, and, commencing on the fifth (5th) anniversary of the Commencement Date, the required security deposit shall be $100,000.00. Landlord and Tenant each agree that they shall, within twenty (20) days after a written requested. by the ether party, enter into a reasonable amendment of this Lease
(i) confirming, if applicable, the amount of the security deposit as so increased, and (ii) substituting a corrected amortization schedule based on the actual amount of the Construction Loan for the sample authorization schedule attached to this Lease as Appendix H.

     18.  EXCUSE OF LANDLORD'S INABILITY TO PERFORM.  This Lease and the
          -----------------------------------------
obligation of Tenant to pay rent hereunder and perform all of Tenant's covenants and agreements hereunder shall not be impaired nor shall Landlord be in default hereunder because Landlord is unable to fulfill any of its obligations under this Lease, if Landlord is prevented or delayed from so doing by any accident, breakage, repairs, alterations, improvements, strike or labor troubles, or any outside cause whatsoever beyond the reasonable control of Landlord, including but not limited to, energy shortages or governmental preemption in connection with a national emergency, or by reason of government laws or any rule, order or regulation of any department or subdivision thereof of any governmental agency, or by reason of the conditions of supply demand which have been or are affected by war or other emergency.

     20.  NOTICES.  All notices and approvals to be given by one party to the
          -------
other party under this Lease shall be given in writing, mailed or delivered as follows:

          (a)  To Landlord
               as follows:          The John Buck Company
                                    20 South Clark Street
                                    Chicago, Illinois 60603
                                    Attention: General Manager

               With a copy to:      The Yarmouth Group
                                    1 Atlanta Plaza, Suite 3210
                                    950 East Paces Ferry Road
                                    Atlanta, Georgia 30326
                                    Attention: W. Jerry Sauls

                                    The Yarmouth Group
                                    Two Prudential Plaza, Suite 1300
                                    Chicago, Illinois 60601
                                    Attention: Doris Parker

     or such other person at such other address designated by notice sent to Tenant, and after commencement of the term at the address to which rent is payable.

          (b) To Tenant at the place set forth as Item 12 on the Schedule until Tenant takes possession of the Premises, and thereafter at the Premises or at such other address designated by notice to Landlord.

          Mailed notices shall be sent by United States Certified or Registered Mail, postage prepaid. Such notice shall be deemed to have been given upon posting in the United States mails.

     21.  QUIET POSSESSION.  So long as Tenant shall observe and perform the
          ----------------
covenants and agreements binding on it hereunder, Tenant shall at all times during the term herein granted, and subject to the provisions of this Lease, peacefully and quietly have and enjoy the possession of the Premises without any encumbrance or hindrance by, from or through Landlord, its successors or assigns.

     22.  REAL ESTATE BROKER.  Tenant states that it has not dealt with any real
          ------------------
estate broker except for The John Buck Company and that broker listed, if any, in Item 13 in the Schedule with respect to this Lease and, to its knowledge no other broker initiated or participated in the negotiation of this Lease, submitted or showed the Premises to Tenant or is entitled to any commission in connection with this Lease. Tenant agrees to indemnify and hold Landlord harmless from all claims from any other real estate broker for commission or fees in connection with this space and based on dealings with Tenant.

     23.  CONDEMNATION.  If the Building or Premises are taken by eminent domain
          ------------
so that the Premises cannot be reasonably used by Tenant for the purposes for which they are demised, then at the option of either party the Lease may be terminated effective as of the date of the taking. The entire award for any total or partial taking shall be paid to and retained by Landlord.

     24.  NAME OF BUILDING.  Tenant agrees that in advertising, publicity, or on
          ----------------
signs, it will not, without Landlord's prior written consent, use the name TWO FIRST NATIONAL PLAZA or any similar name or designation or any other name associated with the Building, except as its postal address and in identifying its location, and Tenant shall not use pictures or other representations of the Building in advertising or publicity or on signs. Tenant further agrees that it shall not use the designations FIRST NATIONAL, FIRST NATIONAL PLAZA, TWO FIRST NATIONAL PLAZA, or any confusingly similar designation, as a trade name, trademark or service mark, or component thereof. In addition to all other rules, promulgated by Lessor from time to time in connection with its management of the Building, Tenant agrees that Landlord may promulgate or accept such rules and regulations binding on Tenant as are necessary in connection with Landlord's use of the name TWO FIRST NATIONAL PLAZA. In the event the name of the Building is changed, Tenant shall within one (1) year from such change cease using the name TWO FIRST NATIONAL PLAZA, including, without limitation, any use on its stationery, business cards and other materials which identify Tenant's location.

     25.  AGENT FOR SERVICE OF PROCESS.  Tenant hereby submits to personal
          ----------------------------
jurisdiction in the State of Illinois for the enforcement of this Lease and waives any and all personal rights to object to such jurisdiction for the purposes of litigation to enforce this Lease. In the event such litigation is commenced at any time when Tenant is not permanently domiciled in the State of Illinois, Tenant agrees that service of process may be made and personal jurisdiction over Tenant obtained, by service of a copy of the summons, complaint and other pleadings required to commence such litigation upon Tenant's appointed agent for service of process in the State of Illinois, which agent Tenant hereby designates to be:

          Harold O'Donnell, Ph.D.
          American Schools of Professional Psychology, Inc.
          220 South State Street
          Chicago, Illinois 60604

Tenant agrees that this appointment of an agent for service of process is made for the mutual benefit of Tenant and Landlord and may not be revoked without Landlord's consent. Tenant hereby agrees and consents that any such service of process upon such agent shall be taken and held to be valid personal service upon Tenant whether or not Tenant shall be then physically present, residing within, or doing business within the State of Illinois, and that any such service hall be of the same force and validity as if service were made upon Tenant when physically present, residing within, or doing business in the State of Illinois. Tenant waives all claim of error by reason of any such service.

     26.  TELEPHONE RISER CABLES.
          ----------------------

     A. Landlord has installed telephone riser cables (collectively the "riser cables") from the outside of the Building to the terminal block on each floor in the Building. Subject to Landlord's supervision and approval, Tenant shall have the right to use the riser cables by installing phone lines (the "telephone lines") from the Premises to the terminal block on the floor or floors on which the Premises are located. Landlord, however, makes no representations or warranties with respect to the capacity, suitability or design of the riser cables or terminal blocks, except that Landlord represents that the riser cables and terminal blocks have the capacity to allow tenant to hook-up up to twenty

(20) telephone lines to each floor of the Building. If there is more than one tenant on a floor, Landlord shall allocate hook-ups to the terminal block based on the proportion of rentable square feet that each tenant occupies on the floor. The installation and hook-up of telephone lines by Tenant shall be subject to all of the terms and conditions of this Lease, including, without limitation, Section 5 of this Lease. At the termination of this Lease, Landlord shall have the option of requiring Tenant to remove all of its telephone lines or leave its telephone lines in place.

     B. All of the riser cables and terminal blocks in the Building are and shall be the property of Landlord, and Tenant shall have no rights or interest therein except as set forth herein. Landlord shall be responsible for maintaining the riser cables and terminal blocks, and the cost thereof shall be included in Operating Costs for purposes of this Lease. Under no circumstances, however, shall Landlord or its agents or employees be liable for, and Tenant waives all claims with respect to, any damages or losses sustained by Tenant or any occupant of the Premises, including any property or consequential damages, resulting from operation or maintenance of the riser cables and terminal blocks. Without limiting the generality of the foregoing, in no event shall Landlord be liable for: (a) any damage to Tenant's telephone lines, telephones or other equipment connected to the telephone lines, (b) interruption or failure of, or interference with, telephone or other service coming through the telephone lines to the Premises, or (c) unauthorized eavesdropping or wiretapping.

     27.  HAZARDOUS SUBSTANCES.
          --------------------

     A.   Defined Terms.
          -------------

          (1) "Claim" shall mean and include any demand, cause of action, proceeding, or suit (a) for damages (actual or punitive), losses, injuries to person or property, damages to natural resources, fines, penalties, interest, contribution or settlement, or (b) for the costs of site investigations, feasibility studies, information requests, health or risk assessments, or Response actions, and (c) for enforcing insurance, contribution, or indemnification agreements.

          (2) "Environmental Law" shall mean and include all federal, state and local statutes, ordinances, regulations, and rules relating to environmental quality, health, safety, contamination and clean-up, including, without limitation, the Clean Air Act, 42 U.S.C. Section 7401 et
                                                                              --
     seq.; the Clean Water Act, 33 U.S.C. Section 1251 et seq., and the Water
     ---                                               -- ---
     Quality Act of 1987; the Federal Insecticide, Fungicide, and Rodenticide Act ("FIFRA"), 7 U.S.C. Section 136 et seq.; the Marine Protection,
                                         -- ---
     Research, and Sanctuaries Act, 33 U.S.C. Section 1401 et seq.; the National
                                                           -- ---
     Environmental Policy Act, 42 U.S.C. Section 4321 et seq.; the Noise Control
                                                      -- ---
     Act, 42 U.S.C. Section 4901 et seq.; the Occupational Safety and Health
                                 -- ---
     Act, 29 U.S.C. Section 651 et seq.;  the Resource Conservation and Recovery
                                -- ---
     Act ("RCRA"), 42 U.S.C. Section 6901 et seq.; as amended by the Hazardous
                                          -- ---
     and Solid Waste Amendments of 1984; the Safe Drinking Water Act, 42 U.S.C.
     Section 300f et seq.; the Comprehensive Environmental Response,
                  -- ---
     Compensation and Liability Act ("CERCLA"), 42 U.S.C. Section 9601 et seq.,
                                                                       -- ---
     as amended by the Superfund Amendments and Reauthorization Act, the Emergency Planning and Community Right-to-Know Act, and Radon Gas and Indoor Air Quality Research Act; the Toxic Substances Control Act ("TSCA"), 15 U.S.C. Section 2601 et seq.; the Atomic Energy Act, 42 U.S.C. Section
                            -- ---
     2011 et seq., and the Nuclear Waste
          -- ---

     Policy Act of 1982, 42 U.S.C. Section 10101 et seq.; and the Environmental
                                                 -- ---
     Protection Act of Illinois ("IEPA"), Ill. Rev. Stat. ch. 111 1/2, par. 1001 et seq., and state superlien and environmental clean-up statutes, with
     -- ---
     implementing regulations and guidelines. Environmental Laws shall also include all state, regional, county, municipal, and other local laws, regulations, and ordinances insofar as they are equivalent or similar to the federal laws recited above or purport to regulate Hazardous Materials.

          (3) "Hazardous Materials" shall mean and include the following, including mixtures thereof: any hazardous substance, pollutant, contaminant, waste, by-product, or constituent regulated under CERCLA; oil and petroleum products and natural gas, natural gas liquids, liquefied natural gas, and synthetic gas usable for fuel; pesticides regulated under the FIFRA; asbestos and asbestos-containing materials, PCBs, and other substances regulated under the TSCA; source material, special nuclear material, byproduct material, and any other radioactive materials or radioactive wastes, however produced, regulated under the Atomic Energy Act or the Nuclear Waste Policy Act; chemicals subject to the OSHA Hazard Communication Standard, 29 C.F.R. (S) 1910.1200 et seq.; and industrial
                                                     -- ---
     process and pollution control wastes whether or not hazardous within the meaning of RCRA.

          (4) "Manage" means to generate, manufacture, process, treat, store, use, re-use, refine, recycle, reclaim, blend or bum for energy recovery, incinerate, accumulate speculatively, transport, transfer, dispose of, or abandon Hazardous Materials.

          (5) "Release" or "Released" shall mean any actual or threatened spilling, leading, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing of Hazardous Materials into the environment, as "environment" is defined in CERCLA.

          (6) "Response" or Respond" shall mean action taken in compliance with Environmental Laws to correct, remove, remediate, cleanup, prevent, mitigate, monitor, evaluate, investigate, assess, or abate the Release of a Hazardous Material.

     B.   Tenant's Obligations with Respect to Environmental Matters.  During
          ----------------------------------------------------------
the term of this Lease, Tenant warrants that (1) Tenant shall at its own cost comply with all Environmental Laws; (2) Tenant shall not conduct or authorize the Management of any Hazardous Materials on the Premises, without prior written disclosure to and approval by the Landlord; (3) Tenant shall not take any action that would subject the Premises to permit requirements under RCRA for storage, treatment, or disposal of Hazardous Materials; (4) Tenant shall not dispose of Hazardous Materials in dumpsters provided by Landlord for Tenant use; (5) Tenant shall not discharge Hazardous Materials into Building drains or sewers; (6) Tenant shall not cause or allow the Release of any Hazardous Materials on, to, or from the Property; and (7) Tenant shall at its own cost arrange for the lawful transportation and off-site disposal of all Hazardous Materials that it generates. During the term of this Lease, Tenant shall promptly provide Landlord with copies of all summons, citations, directives, information inquiries or requests, notices of potential responsibility, notices of violation or deficiency, orders or decrees, Claims, complaints, investigations, judgments, letters, notices of environmental liens or response actions in progress, and other communications, written or oral, actual or threatened, from the United States Environmental Protection Agency, Occupational Safety and Health Administration,

Illinois Environmental Protection Agency, or other federal, state, or local agency or authority, or any other entity or individual, concerning (i) any Release of a Hazardous Material on, to, or from the Premises; (ii) the imposition of any lien on the Premises; or (iii) any alleged violation of or responsibility under Environmental Laws. Landlord and Landlord's and employees shall have the right to enter the Premises and/or conduct appropriate inspections or tests in order to determine Tenant's compliance with Environmental Laws. Upon written request by Landlord, Tenant shall provide Landlord with the results of appropriate reports and tests, with transportation and disposal contracts for Hazardous Materials, with any permits issued under Environmental Laws, and with any other applicable documents to demonstrate that Tenant complies with all Environmental Laws relating to the Premises. If Tenant's Management of Hazardous Materials at the Premises (i) gives rise to liability or to a Claim under any Environmental Law, (ii) causes a significant public health effect, or (iii) creates a nuisance, Tenant shall promptly take all applicable action in Response.

     C.   Indemnification.  Tenant shall indemnify, defend, and hold harmless
          ---------------
Landlord, its beneficiaries, its lenders, any managing agents and leasing agents of the Premises, and their respective agents, partners, officers, directors, and employees from all claims arising from or attributable to any breach by Tenant of any of its warranties, representations, or covenants in this Section. Tenant's obligations hereunder shall survive the termination or expiration of this Lease.

     Failure by Tenant to comply with the warranties, representations, and covenants in this Article constitute a default under this Lease.

28.  MISCELLANEOUS.
     -------------

     A.   Covenants Binding on Successors.  Subject to the terms and provisions
          -------------------------------
of Section 14 of this Lease, each provision of this Lease shall extend to and shall, as the case may require, bind and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives and successors and assigns.

     B.   Date Payments Are Due.  All amounts owed to Landlord hereunder, for
          ---------------------
which the date of payment is not expressly fixed herein, shall be paid within thirty (30) days from the date Landlord renders statements of account therefor and shall bear interest at the rate provided in Section 2E(3) from the date due until paid.

     C.   Meaning of "Re-entry".  The words "re-enter" and "re-entry" as used in
          ---------------------
this Lease are not restricted to their technical legal meaning.

     D.   Time Is of the Essence.  Time is of the essence of this Lease and each
          ----------------------
and all of its provisions.

     E.   No Option.  Submission of this instrument for examination or signature
          ---------
by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

     F.   Severability.  The invalidity or unenforceability of any provision
          ------------
hereof shall not affect or impair any other provisions.

     G.   Governing Laws.  The Lease shall be governed by and construed pursuant
          --------------
to the laws of the State of Illinois.

     H.   Lease Modification.  Should any mortgagee require a modification of
          ------------------
this Lease, which modification will not bring about any increased cost or expense to Tenant or in any other way substantially change the rights and obligations of Tenant hereunder, Tenant agrees that this Lease may be so modified.

     I.   Litigation and Arbitration Costs.  In the event of any litigation or
          --------------------------------
arbitration between Tenant and Landlord to enforce any provision of this Lease or any right of either party hereto, the unsuccessful party to such litigation or arbitration shall pay to the successful party all costs and expenses, including reasonable attorney's fees, incurred therein. Furthermore, if Landlord, without fault, is made a party to any litigation instituted by or against Tenant, Tenant shall indemnify Landlord against, and protect, defend, and save it harmless from, all costs and expenses, including reasonable attorney's fees, incurred by it in connection therewith. If Tenant, without fault, is made party to any litigation instituted by or against Landlord, Landlord shall indemnify Tenant against, and protect, defend, and save it harmless from, all costs and expenses including reasonable attorney's fees, incurred by it in connection therewith.

     J.   Captions.  The marginal headings and tides to the paragraphs of this
          --------
Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

     K.   Remedies and Rights May Be Exercised by Landlord In Its Own Name;
          -----------------------------------------------------------------
Authority to Execute This Lease.  All rights and remedies of Landlord under this
-------------------------------
Lease, or that may be provided by law, may be exercised by Landlord in its own name individually, or in its name by any agent thereof, and all legal proceedings for the enforcement of any such rights or remedies, may be commenced and prosecuted to final judgment and executed by Landlord its own name individually or in its name by any agent thereof. Landlord and Tenant each represents to the other that it has full power and authority to execute this Lease and to make and perform the agreements herein contained.

     L.   Payments to Affiliates.  Nothing in this Lease shall be construed to
          ----------------------
prevent Landlord from paying for services rendered or materials delivered with respect to the Building or to the demised premises (including, without limitation, management services and contracting out capital improvements or other capital repairs or construction items) by affiliates of Landlord or its beneficiary provided that the fees or costs of such services and materials are at market rates in the Chicago metropolitan area. All such fees or costs paid by Landlord to such affiliates shall be deemed to constitute Operating Costs on the same terms and conditions as if such fees and costs were paid to non-affiliates of Landlord or its beneficiaries.

     M.   Limitation of Landlord's Liability.  The obligations of Landlord under
          ----------------------------------
this Lease do not constitute personal obligations of the individual partners, directors, officers, shareholders, trustees or beneficiaries of Landlord, and Tenant shall not seek recourse against the partners, directors, officers, shareholders, trustees or beneficiaries of Landlord, or any of their personal assets for satisfaction of any liability with respect to this Lease. In the event of any default by Landlord under this Lease, Tenant's sole and exclusive remedy shall be against the Landlord's interest in the Building and the real property on which it is located. The provision of this Section are not designed to relieve

Landlord from the performance of any of any of its obligations hereunder, but rather to limit Landlord's liability in the case of the recovery of a judgment against it, as aforesaid, nor shall any of the provisions of this Section be deemed to limit or otherwise affect Tenant's right to obtain injunctive relief or specific performance or availability of any other right or remedy which may be accorded Tenant by law or the Lease. In the event of sale or other transfer of Landlord's right, title and interest in the Building and an assumption of this Lease by the purchaser or transferee, Landlord shall thereafter be released from all liability and obligations hereunder; provided, that this Section shall inure to the benefit of any such purchaser or transferee.

     N.   No Personal Liability of Trustee.  This Lease is executed by American
          --------------------------------
National Bank and Trust Company of Chicago, not personally but solely as Trustee as aforesaid. All covenants and conditions to be performed hereunder by American National Bank and Trust Company of Chicago are undertaken by it solely as Trustee, as aforesaid, and not individually, and no personal liability shall be asserted or be enforced against American National Bank and Trust Company of Chicago, the beneficiaries thereof or their agents or representatives by reason of any of the covenants, statements, representations or warranties contained in this Lease.

     O.   Appendices and Rider.  The following appendices and Rider are attached
          --------------------
to and incorporated in this Lease: Appendix A (Plan of the Premises), Appendix B (Cleaning Schedule), Appendix C (Rules and Regulations), Appendix D (Work Letter Agreement), Appendix E (Form of Letter of Credit), Appendix F (Landlord's Asbestos and Abatement Work), Appendix G (Tenant's Sign), Appendix H (Example of Amortization Schedule for Construction Loan), Appendix I (Tenant's Space Plan), and the Rider.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease on the date first above written.

LANDLORD:                                 TENANT:

AMERICAN NATIONAL BANK AND                AMERICAN SCHOOLS OF
TRUST COMPANY OF CHICAGO, not             PROFESSIONAL PSYCHOLOGY, INC.,
personally but as Trustee as aforesaid    an Illinois corporation


By:     /s/ J.M. Whelan                   By:  /s/ Michael Markovitz
   -------------------------------           -----------------------------
Name:   J.M. Whelan                       Name:   Michael Markovitz
      ----------------------------              --------------------------
Title:  VP                                Title:  Chairman
      ----------------------------              --------------------------

                                     RIDER
                                     -----

                          ADDITIONAL LEASE PROVISIONS
                          ---------------------------

     THIS RIDER (the "Rider") is attached to and made a part of that certain
                      -----
lease dated September 8, 1994 (the "Lease"), between American National Bank and
                                    -----
Trust Company of Chicago, not personally but as trustee under a Trust Agreement dated October 1, 1988, and known as Trust No. 106528-08 (the "Landlord") and
                                                              --------
American Schools of Professional Psychology, Inc., an Illinois corporation (the "Tenant"), for certain premises located on Floors 1, Mezzanine, 2 and 3 of the
 ------
property commonly known as Two First National Plaza, 20 South Clark Street, Chicago, Cook County, Illinois. All capitalized terms not defined herein shall have their respective meanings set forth in the Lease. To the extent of any conflict between the terms and provisions of the Lease and the terms and provisions of this Rider, the terms and provisions of this Rider shall prevail.

     1.   Premises.  The Premises shall consist of approximately 31, 726 square
          --------
feet of rentable area consisting of the following space: (i) a portion of Floor 1 of the Building (containing approximately 4,205 square feet of rentable area),
(ii) the Mezzanine of the Building (containing approximately 2,473 square feet of rentable area), and (iii) Floors 2 and 3 (each such floor containing approximately 12,524 square feet of rentable area). The Premises are depicted on Appendix A attached to and by this reference made a part of the Lease.

     2.   Base Rent.  Tenant shall pay Annual Base Rent throughout the term of
          ---------
the Lease pursuant to the following schedule:

--------------------------------------------------------------------------------------------------
                                                                            MONTHLY
                        BASE RENT PER                                  INSTALLMENTS OF BASE
    PERIOD           RENTABLE SQUARE FOOT       ANNUAL BASE RENT              RENT
--------------------------------------------------------------------------------------------------
3/26/95-4/30/96              $3.72                $118,020.72               $ 9,835.06
--------------------------------------------------------------------------------------------------
5/1/96-4/30/97               $4.22                $133,883.72               $11,156.98
--------------------------------------------------------------------------------------------------
5/1/97-4/30/98               $4.22                $133,883.72               $11,156.98
--------------------------------------------------------------------------------------------------
5/1/98-4/30/99               $5.22                $165,609.72               $13,800.81
--------------------------------------------------------------------------------------------------
5/1/99-4/30/00               $5.72                $181,472.72               $15,122.73
--------------------------------------------------------------------------------------------------
5/1/00-4/30/01               $7.72                $244,924.72               $20,410.39
--------------------------------------------------------------------------------------------------
5/1/01-4/30/02               $7.72                $244,924.72               $20,410.39
--------------------------------------------------------------------------------------------------
5/1/02-4/30/03               $8.22                $260,787.72               $21,732.31
--------------------------------------------------------------------------------------------------
5/1/03-4/30/04               $8.22                $260,787.72               $21,732.31
--------------------------------------------------------------------------------------------------
5/1/04-4/30/05               $8.72                $276,650.72               $23,054.23
--------------------------------------------------------------------------------------------------

     The amounts set forth above as "Base Rent per rentable square foot", "Annual Base Rent", and "Monthly Installments of Base Rent" are "net" amounts and are to be paid by Tenant in addition to and no in lieu of Operating Adjustment Rent, Tax Adjustment Rent and Additional Rent, as such terms are defined in the Lease.

     3.   Delivery of Premises.  Landlord shall, subject to the provisions of
          --------------------
this Section, deliver possession of the Premises to Tenant twelve (12) weeks after the date the Lease is fully executed and delivered by Landlord and Tenant. If Landlord is not able to deliver to Tenant possession of all or a portion of the Premises on or before the date on which delivery is so required, Landlord shall not be subject to any liability for such failure to deliver possession. Such failure to deliver possession shall not affect either the validity of the Lease or the obligations either landlord or Tenant thereunder, or be construed to extend the expiration of the term of the Lease. Notwithstanding the foregoing, if Landlord is not able to deliver to Tenant possession of all of the Premises within twenty (20) weeks after the date the Lease is fully executed and delivered by Landlord and Tenant, Tenant may, at its option, and as its sole remedy, terminate the Lease by delivering written notice of termination to Landlord before the earlier to occur of (i) ten (10) days after the end of such twenty (20) week period, and (ii) the date on which Landlord delivers possession of all of the Premises to Tenant. Landlord shall deliver possession of the Premises to Tenant in their as-is condition without representation or warranty of any kind provided that Landlord shall complete (a) the work identified on Appendix F attached to and made part of the Lease ("Landlord's Asbestos
                                                    -------------------
Abatement Work"), (b) the base building work identified on Schedule 1 to the
--------------
Work Letter Agreement attached to the Lease as Appendix D prior to such delivery of possession, and (c) removal of the teller stations located on the Mezzanine level of the Building. Notwithstanding the foregoing, Landlord agrees to use reasonable efforts to (i) complete Landlord's Asbestos Abatement Work on Floor 3, (ii) complete the base building work on Floor 3, and (iii) deliver possession of Floor 3 to Tenant within eight (8) weeks after the date the Lease is fully executed and delivered by Landlord and Tenant.

     4.   Early Occupancy.  Provided that (a) Landlord's Asbestos Abatement Work
          ---------------
has been completed, (b) the tenant improvement work described in the Work Letter Agreement attached to the Lease as Appendix D has been completed, and (c) Tenant is not then in default under the terms of the Lease, Tenant may occupy the Premises as of December 1, 1994 under all of the terms and conditions of the Lease, except that Tenant shall not be obligated to commence paying Annual Base Rent until March 26, 1995.

     5.   Landlord's Option to Terminate.  Landlord shall have the option to
          ------------------------------
terminate this Lease effective as of December 31, 1999 (the "Early Termination
                                                             -----------------
Date") by delivering written notice (the "Termination Notice") of such election
----                                      ------------------
to Tenant on or before January 1, 1999. If Landlord delivers the Termination Notice to tenant the Lease shall be deemed to have expired by lapse of time on the Early Termination Date and Tenant shall return the Premises to Landlord on the Early Termination Date in accordance with the terms of the Lease. Tenant shall not be released from the payment of rent or any other obligations accruing prior to the Early Termination Date. If Landlord so exercises its option to terminate the Lease and if Tenant vacates the Premises on or before the Early Termination Date and is not in default of any of its monetary obligations under the terms of the Lease or in Default of any of its non-monetary obligations under the terms of the Lease, Landlord shall, within thirty (30) days after the Early Termination Date, pay to Tenant a termination fee (the "Termination Fee")
                                                              ---------------
in an amount equal to the sum of the Annual Base Rent, Operating Adjustment

                                 Rider-Page 2

Rent and Tax Adjustment Rent accruing under the Lease during the preceding twelve (12) months. Tenant acknowledges that the Termination Fee shall not include any amounts paid orpayable by Tenant in connection with the Construction Loan (as defined in Appendix D to the Lease).

     6.   Use.  Tenant shall use the Premises solely for the purpose of
          ---
operating a graduate school of psychology including classrooms, a bookstore and related office purposes, and for no other uses. Tenant acknowledges that the primary use of the Building is as a first-class office building and that Landlord has a legitimate interest in preserving the character of the Building as a first-class office building for the benefit of the other tenants of the Building. Tenant agrees that it shall comply with, and cause its employees, students, invitees and guests to comply with, all reasonable rules and regulations established by Landlord from time to time concerning use of the Premises, the common areas of the Building and the sidewalks adjacent to the Building, including, but not limited to, rules and regulations regarding security, loitering and noise. If Tenant or its employees, students, invitees or guests fail to comply with such rules and regulations, and if, as a consequence, Landlord incurs costs to remedy any damage to the Building or disruption of the character of the Building as a first-class building (such as janitorial services, extra security guards or other costs), Tenant shall, on demand, reimburse Landlord for all such costs (not limited to Tenant's proportionate share thereof) plus fifteen percent (15%) of such costs toward Landlord's overhead.

     7.   Principal Entrance to Premises.  Except as hereinafter provided in
          ------------------------------
this Section 7, Tenant shall not be permitted to have access to the Premises through the Building lobby on the first floor of the Building. The principal entrance to the Premises shall be located on the second floor of the Building, subject to the terms of this Section 7. If Landlord determines that use of the principal entrance to the Premises on the second floor of the Building results in an excessive amount of pedestrian traffic or places an inordinate burden on the Building's elevators, Landlord shall have the right, at Landlord's expense, to relocate such principal entrance to the first floor of the Building at a location to be determined by Landlord in its reasonable discretion. Tenant acknowledges that such relocated principal entrance may, at landlord's option, consist of a storefront entrance to the Premises directly from Clark Street. Tenant agrees to fully cooperate with any such relocation, including, but not limited to, granting Landlord entry to the Premises as may be necessary to effectuate such relocation, provided that Landlord agrees to use reasonable efforts to avoid unduly disrupting Tenant's business in relocating such entrance. Tenant acknowledges and agrees that any such entry by Landlord into the Premises for the purpose of so relocating the principal entrance to the Premises shall not be deemed to be a constructive or actual eviction of Tenant and shall not entitle Tenant to any rental reduction, rental abatement or other remedy or damages.

     8.   Miscellaneous Alterations to the Premises.  Prior to the commencement
          -----------------------------------------
of the term of the Lease, Landlord may, at Landlord's option and expense, (a) remove the entrance doors of the Premises currently located adjacent to the first floor lobby (the "Existing First Floor Doors") and construct a fire exit
                        --------------------------
door on the first floor of the Premises in a location determined by Landlord, or
(b) cover the Existing First Floor Doors with opaque glass or other materials chosen by Landlord and convert such Existing First Floor Doors to a fire exit. Tenant acknowledges that Landlord shall have the option, exercisable at any time during the term of the Lease and at Landlord's expense, to render opaque or cover over the windows of the Premises located on the first floor of the Building. Tenant shall fully cooperate with Landlord in accomplishing the foregoing including, but not limited to, granting Landlord entry to the Premises to effectuate the same. Tenant acknowledges and agrees that

                                 Rider-Page 3
any such entry shall not be deemed to be a constructive or actual eviction of Tenant and shall not entitle Tenant to any rental reduction, rental abatement or other remedy or damages.

     9.   Signage.  Landlord shall cooperate with Tenant in permitting Tenant,
          -------
at Tenant's expense, to display a sign ("Tenant's Sign") identifying tenant as
                                         -------------
"ISPP", which sign shall be adjacent to the Premises and located on the ground floor of the Building. Tenant's Sign shall be in the form of the drawing attached to the Lease as Appendix G. Tenant acknowledges and agrees that the location, size, character and method of affixing such sign shall be subject to Landlord's approval. Such sign shall include only the letters "ISPP" (which letters shall be no more than ten (10) inches high) and no other letters, words, signs or symbols, provided that in the event Tenant elects to change the name under which it does business at the Premises, Tenant may substitute a different acronym for "ISPP" which different acronym shall contain up to four letters, and provided further that such change in acronym shall be subject to the reasonable approval of Landlord.

     10.  Trustee Exculpation.  This Rider is executed by American National Bank
          -------------------
and Trust Company of Chicago, not personally but solely as Trustee as aforesaid. All covenants and conditions to be performed hereunder by American National Bank and Trust Company of Chicago are undertaken by it solely as Trustee, as aforesaid, and not individually, and no personal liability shall be asserted or enforced against American National Bank and Trust Company of Chicago, the beneficiaries thereof, or their agents or representatives by reason of any of the covenants, statements, representations or warranties contained in this Rider or the Lease.

     IN WITNESS WHEREOF, the undersigned have executed this Rider to Lease as of the day and year first above written.

LANDLORD:                              TENANT:

AMERICAN NATIONAL BANK AND                   AMERICAN SCHOOLS OF
TRUST COMPANY OF CHICAGO, not                PROFESSIONAL PSYCHOLOGY, INC.,
personally but as Trustee as aforesaid       an Illinois corporation


By:  /s/ J.M. Whelan                         By:  /s/ Michael Markovitz
   -------------------                          -------------------------
   Its:     VP                                  Its:    Chairman
       ---------------                               --------------------

                                 Rider-Page 4

                                  APPENDIX B
                                  ----------

                               CLEANING SCHEDULE
                               -----------------

     Landlord shall furnish janitorial service as described below:

                       MONDAY THROUGH FRIDAY, INCLUSIVE

1.   Sweep, dry mop or vacuum all floors complete.

2.   Empty and damp wipe all ashtrays.

3. Dust all horizontal surfaces that can be reached without a ladder with a treated cloth, mitt or duster.

4.   Clean, polish and sanitize all drinking fountains.

5.   Sweep all steps, sidewalks, and plazas.

6.   Clean passenger elevator cab and landing doors, including floors.

7.   Empty all waste containers.

8.   Clean all public wash and restrooms.

     (a) All cleaning will be performed with approved germicidal detergents at disinfectant strengths.

     (b) All toilets and urinals will be cleaned on all surfaces nightly; acid bowl cleaner to be used in the interior.

     (c) All wash basins, shelves, dispensers and all other washroom fixtures will be cleaned nightly.

     (d)  All mirrors will be cleaned and polished nightly.

     (e) All chrome and other bright work, including exposed plumbing, toilet seat hinges, etc., will be cleaned and polished nightly.

     (f)  All waste receptacles will be emptied and cleaned nightly.

     (g) All lavatory floors will be swept and mopped with a germicidal detergent solution nightly.

     (h)  Washroom supplies will be replenished as needed.

     (i) Once each month, hard water stains will be removed from toilet fixtures by using bowl cleaner after normal cleaning in accordance with manufacturer's recommendations.

9. All normal rubbish and office waste paper shall be removed from Tenant floors and carried to a designated location. Tenant shall pay Landlord's charges for excess trash removal upon billing as Additional Rent.

                                    WEEKLY

1.   Dust and wipe clean with dust cloth all desk tops.

2. Spot clean all doors, switch plates, walls and glass areas adjacent to doors.

3.   Dust and wipe all tops of all file cabinets and counters.

4.   Sweep building stairwells.

5.   Damp mop floors and/or spray buff for heavy scuffs, if necessary.

6.   Clean glass in building directory.

7.   Wipe all waste containers.

8.   Wash all glass entrance doors and side panels inside and out.

                                    MONTHLY

1. When possible, sweep and hose down exterior walks, trucking areas and shipping platforms.

2.   Dust all windowsills.

3.   Shampoo common area carpeting.

                              EVERY THREE MONTHS

1.   Dust vertical surfaces of all furniture.

2. Scrub all resilient floor areas so as to maintain a highly polished surface.

                                WINDOW CLEANING

     Wash all windows, both interior and exterior, at reasonable intervals to be determined by Landlord.

                                  APPENDIX C
                                  ----------

                             RULES AND REGULATIONS
                             ---------------------

     1. Tenant shall not place anything, or allow anything to be placed near the glass of any window, door, partition or wall which may, in Landlord's judgment, appear unsightly from outside the Building.

     2. The Building directory shall be available to Tenant solely to display Tenant's names and their location in the Building, which display shall be as directed by Landlord. Tenant shall be permitted to use up to 25 slots in the Building directory to identify its divisions, departments, officers and faculty.

     3. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by Tenant or used by Tenant for any purposes other than for ingress to and egress from the Premises. The halls, passages, exits, entrances, elevators, stairways, balconies and roof are not for the use of the general public and Landlord shall, in all cases, retain the right to control and prevent access thereto by all persons whose presence in the judgment of Landlord, reasonably exercised, shall be prejudicial to the safety, character, reputation and interests of the Building. Neither Tenant nor any employee or invitee of any tenant shall go upon the roof of the Building.

     4. The toilet rooms, urinals, wash bowls and other apparatuses shall not be used for any purposes other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein, and to the extent caused by Tenant or its employees or invitees, the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by Tenant.

     5. Tenant shall not cause any unnecessary janitorial labor or services by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness.

     6. No cooking shall be done or permitted by Tenant on the Premises, nor shall the Premises be used for lodging. Notwithstanding the foregoing, Tenant may install microwave ovens in the Premises for the exclusive use of Tenant's employees and students.

     7. Tenant shall not bring upon, use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of hearing or air conditioning other than that supplied by Landlord.

     8. Landlord shall have sole power to direct electricians to where and how telephone and other wires are to be introduced. No boring or cutting for wires is to be allowed without the consent of landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.


     9. Upon the termination of the tenancy, Tenant shall deliver to Landlord all keys and passes for offices, rooms, parking lot and toilet which shall have been furnished Tenant. In the event of the loss of any keys so furnished, Tenant shall pay Landlord therefor. Tenant shall not make, or cause to be made, any such keys and shall order all such keys solely from Landlord and shall pay Landlord for any additional such keys over and above the two sets of keys furnished by Landlord.

     10. Tenant shall not install linoleum, tile, carpet or other floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by Landlord.

     11. No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the freight elevator, except between such hours and in such freight elevator as shall be designated by Landlord.

     12. Tenant shall cause all doors to the Premises to be closed and securely locked before leaving the Building at the end of the day.

     13. Without the prior written consent of Landlord, Tenant shall not use the name of the Building or any picture of the Building in connection with, or in promoting or advertising the business of, Tenant, except Tenant may use the address of the Building as the address of its business.

     14. Tenant shall cooperate fully with Landlord to assure the most effective operation of the Premises' or the Building's heating and air conditioning, and shall refrain from attempting to adjust controls. Tenant shall keep corridor doors closed.

     15. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed and secured.

     16. Peddlers, solicitors and beggars shall be reported to the office of the Building or as Landlord otherwise requests.

     17. Tenant shall not advertise the business, profession or activities of Tenant conducted in the Building in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining to such business, profession or activities.

     18. Tenant shall allow no animals or pets to be brought or remain in the Building or any part thereof, except that blind persons may be accompanied by "seeing eye" dogs.

     19. Tenant acknowledges that Building security problems may occur which may require the employment of extreme security measures in the day-to-day operation of the Building.

     Accordingly:

          (a) Landlord may, at any time, or from time to time, or for regularly scheduled time periods, as deemed advisable by Landlord and/or its agents, in their sole discretion, require that persons entering or leaving the Building or the Property identify themselves to watchmen or other employees designated by Landlord, by registration, identification or otherwise.

          (b) Tenant agrees that it and its employees will cooperate fully with Building employees in the implementation of any and all security procedures.

          (c) Such security measures shall be the sole responsibility of Landlord, and Tenant shall have no liability for any action taken by Landlord in connection therewith.

     20. Tenant shall not sell alcoholic beverages without first obtaining written consent of Landlord which may be withheld within the sole discretion of Landlord.

     21.  Tenant shall not disturb the quiet enjoyment of any other tenant.

     22. Tenant shall not provide any janitorial services or cleaning without Landlord's written consent and then only subject to supervision of Landlord and at Tenant's sole responsibility and by janitor cleaning contractor or employees at all times satisfactory to Landlord.

     23. Except with respect to Tenant's Sign as defined in Section 9 to the Rider to the Lease, Tenant shall not install or permit to be installed any signs which would be visible from the exterior of the Building or from within its lobbies without Landlord's approval.

                                  APPENDIX D
                                  ----------

                             WORK LETTER AGREEMENT
                             ---------------------

                           TWO FIRST NATIONAL PLAZA
                               CHICAGO, ILLINOIS

     This is the Work Letter Agreement referred to in the foregoing lease (the "Lease") made between American National Bank and Trust Company of Chicago, not
------
personally, but as Trustee under Trust Agreement dated October 1, 1988 and known as Trust No. 106528-08, as Landlord and American Schools of Professional Psychology, Inc., an Illinois corporation, as Tenant, in which Tenant is leasing certain space from Landlord in a building known as Two First National Plaza located at 20 South Clark Street, Chicago, Illinois. Capitalized terms used herein, unless otherwise in this Tenant Work Letter, shall have the respective meanings assigned to them in the Lease.

     Landlord and Tenant agree as follows:

     1.   Tenant's Work.  Tenant shall, at Tenant's own cost and expense except
          -------------
for the Construction Allowance (as hereinafter defined), perform all work ("Tenant's Work") necessary or desirable to improve the Premises to a finished
---------------
condition ready for the conduct of Tenant's business therein. Tenant's Work shall include, among other things, the following:

          a. Electrical lighting, fixtures and appliances. Tenant shall apply and pay for all electrical and other utility meters, including necessary switchgear feeders and distribution panels required in excess of building standard.

          b.  Floor covering required by Tenant, if any.

          c.  Wall treatment required by Tenant, if any.

          d.  Fixtures, decorating and furnishings required by Tenant.

          e. Water lines, if any, required by Tenant, from then existing locations in the Premises to locations desired by Tenant.

          f.  Doors, door frames and hardware.

          g.  Plumbing facilities, including fixtures required by Tenant.

          h.  Equipment and facilities for air conditioning and heating.

          i. Building standard window treatments except on Floor 1 of the Building, provided that Tenant shall use the existing blinds on Floor 1 of the Building.

          j. Other work to improve the Premises for occupancy which is required or desired by Tenant.

     Tenant's Work shall be performed in accordance with Tenant's Plans (defined in Section 3(b)(i) hereof) approved in advance by Landlord, and subject to the other terms and conditions of this Work Letter and to the terms and conditions of the Lease. Tenant's Work shall not affect the structure or systems of the Building except as may be expressly permitted by Landlord. In addition to Tenant's Work as set forth in this Work Letter Agreement, certain other work shall be performed in the Premises by Landlord as set forth on Schedule I attached to this Work Letter Agreement and on Appendix F attached to the Lease.

     2.   Pre-Construction Documentation.
          ------------------------------

          a. Upon execution and delivery of the Lease, Tenant shall submit the following information and items to Landlord:

               (i) The scheduled commencement date of construction of Tenant's Work and the estimated date of completion of construction.

               (ii) An itemized statement of estimated construction cost, including permits and fees and architectural, engineering and contracting fees (the "Estimated Cost of Tenant's
                                                --------------------------
                     Work").

               (iii) Tenant shall deposit with Landlord or with a title company selected by Landlord cash equal to the amount by which the Estimated Cost of Tenant's Work exceeds the Construction Allowance ("Tenant's Deposit "), as more particularly
                                 ----------------
                     described in Section 7 hereof.

          b. All contracts with Tenant's Contractors (as defined in Section 5(c) below) shall be subject to the prior written approval of Landlord. Landlord agrees to notify Tenant of its approval or disapproval within ten
     (10) days after Tenant's request therefor.

          c. Tenant shall submit the following information and items to Landlord not less than ten (10) days prior to commencement of construction of Tenant's Work:

               (i) The names and addresses of Tenant's Contractors. Landlord shall have the right to approve Tenant's Contractors and Tenant shall employ as Tenant's Contractors only those persons or entities approved by Landlord which approval shall not be unreasonably withheld or delayed. In addition to the foregoing. Tenant agrees that it shall select the contractor for the performance of electrical work from among the following contractors: Rex Electric or Accord Electric. Tenant agrees that it shall select the contractor for the performance of mechanical work from among the following contractors: Competitive Piping Systems, Inc. or Kroeschell Engineering Company.

               (ii) An updated itemized statement of estimated construction cost, including permits and fees and architectural, engineering and contracting fees.

               (iii) Certified copies of insurance policies or certificates of insurance as hereinafter described. Tenant shall not permit Tenant's Contractors to commence work until the required insurance has been obtained and certified copies of policies or certificates have been delivered to Landlord.

          d. Tenant will update such information and items by notice to Landlord of any changes.

     3.   Submission of Drawings.  Tenant shall comply with the following
          ----------------------
procedure for approval of Tenant's Plans by Landlord:

          a. Landlord hereby confirms that it has approved a preliminary conceptual layout ("Space Plan") of the Premises for use in evaluation of
                          ----------
     space utilization in the Premises ("Space Plan ") prepared by Quantum
                                         ----------
     Design Group, Inc. ("Tenant's Architect") for Tenant at Tenant's expense,
                          ------------------
     which Space Plan is attached to the Lease as Appendix I.

          b. Not more than forty-five (45) days after the date the Lease is fully executed and delivered by Landlord and Tenant, Tenant shall deliver to Landlord for its approval three (3) black-and-white prints and one (1) reverse sepia transfer of Tenant's plans prepared by Tenant's Architect based on the approved Space Plan.

               (i)  "Tenant's Plans" means the plans and specifications
                     --------------
                    (including architectural, mechanical and electrical working drawings) for the supply, installation and finishing in the Premises of Tenant's Work, including without limitation all partitions; doors and hardware; ceilings; wiring, lights and switches; heating, cooling and ventilation equipment and controls; telephone and electrical outlets; floor covering; drapes; built-ins; plumbing and fixtures; fire protection, fire warning and security systems; and other equipment and facilities attached to and forming part of the Building.

               (ii) Tenant's Plans shall be prepared at Tenant's sole cost and expense by Tenant's Architect and Environmental Systems Design, Inc. ("Environmental Systems"). Environmental
                                   ---------------------
                    Systems will design the electrical, plumbing and mechanical components of Tenant's Plans. Tenant shall pay all reasonable and customary fees and costs of Landlord's architect and engineer in reviewing the Space Plan,

                     Tenant's Plans, specifications and drawings, in the event that such review is required by Landlord in its reasonable discretion.

               (iii) Not more than ten (10) days after receipt by Landlord of the Tenant's Plans, Landlord shall notify Tenant either of its approval thereof or of changes required, and of any modifications required. If Landlord notifies Tenant that changes are required, Tenant shall, within ten (10) days of that notification, submit to Landlord, for its approval, Tenant's Plans amended by Tenant and Tenant's Architect in accordance with the changes so required. Landlord shall notify Tenant of its approval or disapproval of the amended Tenant's Plans within five (5) days after Landlord's receipt thereof and Tenant shall have any changes to the Tenant's Plans required by Landlord made within five (5) days after the date Tenant receives notice thereof. Upon Landlord's notification to Tenant of approval by Landlord of Tenant's Plans, Tenant shall promptly submit Tenant's Plans for pricing and to appropriate authorities for the issuance of a building permit.

               (iv) Approvals or disapprovals on behalf of Landlord may be given by Landlord, its beneficiary or such architect or other representative as any of such persons may from time to time designate. Landlord shall give reasons for any disapproval. Landlord's approval shall not constitute an assumption by Landlord of responsibility for the accuracy or sufficiency of Tenant's Plans, for compliance with law or performance standards or otherwise. Tenant shall submit any changes to Tenant's Plans to Landlord for approval before commencing any work with respect to such changes. Unless otherwise agreed by Landlord, all drawings provided by Tenant hereunder shall be of uniform size not exceeding 30" x 42" and to a minimum scale of one eighth inch equals one foot.

     4.   Delivery of Premises; Commencement of Tenant's Work
          ---------------------------------------------------

          a. Landlord shall deliver possession of the Premises to Tenant as and when provided in Section 3 to the Rider to the Lease. All of the terms and provisions of the Lease shall be binding upon Tenant from and after the date on which Tenant takes possession of the Premises except that Rent shall accrue only from and after the Commencement Date as provided in the Lease.

          b. No construction work shall be undertaken or commenced by Tenant in the Premises until:

               (i) Landlord's Asbestos Abatement Work (as defined in Section 3 to the Rider to the Lease) has been completed (provided that Tenant may commence its work on Floor 3 if Landlord's Asbestos Abatement

                     Work on such floor has been completed and the other conditions set forth in this Section 4(b) have been satisfied),

               (ii) Tenant's Plans have been submitted to and approved by Landlord,

               (iii) all necessary building permits have been obtained by
                     Tenant,

               (iv) all required insurance coverages have been obtained by Tenant, and evidence thereof provided to Landlord,

               (v) Tenant shall have delivered Tenant's Deposit, if applicable, to Landlord or to a title company selected by Landlord pursuant to Section 7 hereof,

               (vi) items required to be submitted to Landlord prior to commencement of construction of Tenant's Work have been so submitted and have been approved, where required, and

               (vii) Landlord has given written notice that the work can
                     proceed, subject to such reasonable conditions as Landlord may impose. Landlord agrees to give such notice (and inform Tenant of such reasonable conditions (if any)) promptly after satisfaction of the requirements of items (i) through
                     (vi) of this Section 4(b).

     5.   Standards of Design and Construction of Tenant's Work and Conditions
          --------------------------------------------------------------------
of Performance.  All work done in or upon the Premises by Tenant shall be done
--------------
according to the standards set forth in this Section 5, except as the same may be modified on Tenant's Plans approved by or on behalf of Landlord.

          a. All design and construction shall comply with all applicable statutes, ordinances, regulations, laws, codes and industry standards. Approval by Landlord of Tenant's Plans shall not constitute a waiver of this requirement or assumption by Landlord of responsibility for compliance. Where several sets of the foregoing laws, codes and standards must be met, the strictest shall apply where not prohibited by another law, code or standard. Tenant shall cause Tenant's Architect to become familiar with the foregoing design criteria and with all construction procedures which may be established by Landlord for the Building in order to permit completion of proper and adequate architectural, mechanical, electrical, plumbing and fire protection working drawings for Tenant's Work in conformity with the standards provided for herein and in order to assure proper coordination of Tenant's Work with the construction of other tenants' premises in the Building.

          b. Tenant shall, at its own cost and expense, obtain all required building permits and when construction has been completed shall, at its own cost and expense, obtain an occupancy permit for the Premises, which shall be delivered to Landlord.

          c. All contractors and subcontractors engaged by or on behalf of Tenant for construction of Tenant's Work (collectively, "Tenant's
                                                              --------
     Contractors") shall be licensed contractors, possessing good labor
     -----------
     relations, capable of performing quality workmanship and working in harmony with Landlord's contractors and subcontractors and with other contractors and subcontractors on the job site. Tenant's general contractor shall be selected by Tenant from any of the following: (i) J. C. Anderson, (ii) ICG,
     (iii) Progress Construction, or (iv) another general contractor mutually agreed upon by Landlord and Tenant. All work shall be coordinated with any general construction work in the Building in order not to adversely affect other work being performed by or for Landlord or its contractors and subcontractors, it being understood that in the event of any conflict, Landlord and its contractors and subcontractors shall have priority over Tenant's contractors.

          d. Tenant's Contractors, in performing work, shall strictly comply with such rules and regulations as Landlord shall reasonably require with respect to the existence of asbestos-containing material in the Premises.

          e. Landlord shall have the right, but not the obligation, to perform, on behalf of and for the account of Tenant, subject to reimbursement by Tenant for the reasonable actual costs thereof without any profit to Landlord, any work (i) which Landlord deems necessary to be done on an emergency basis or (ii) which pertains to structural components of the Building or (iii) which pertains to the Building's mechanical, electrical, plumbing and fire protection systems or (iv) which pertains to the erection of temporary safety barricades or signs during construction or (v) which pertains to patching of Tenant's Work and other work in the Building. If Landlord elects to exercise its rights under items (ii) or (iii) of this
     Section 5(d), Landlord agrees to give Tenant reasonable prior notice and to consult with Tenant about the completion of such work so as to minimize Tenant's costs without adversely affecting the Building's structural components or mechanical, electrical, plumbing or fire protection systems.

          f. Tenant shall use only new, first-class materials in Tenant's Work, except where explicitly shown in Tenant's Plans approved by Landlord. On completion of Tenant's Work, Tenant shall provide or cause to be provided to Landlord warranties of at least one (1) year duration against defects in workmanship and materials on all work performed and equipment installed in the Premises as part of Tenant's Work.

          g. Tenant's Contractors, in performing work, shall not interfere with other tenants and occupants of the Building. Tenant shall take all reasonable precautionary steps to protect its facilities and the facilities of others affected by Tenant's Work and to properly police same. Construction equipment and materials are to be kept within the Premises and delivery and loading of equipment and materials shall be done at such locations and at such time as Landlord shall direct so as not to burden the construction or operation of the Building.

          h. Landlord shall have the right to order Tenant or any of Tenant's Contractors who have violated the requirements imposed on Tenant or Tenant's Contractors pursuant to this Work Letter to cease work and remove its equipment and employees from the Building unless Tenant or Tenant's Contractors, as the case may be, immediately complies with such requirements.

          i. Tenant shall pay Landlord for the reasonable cost of all work performed by Landlord on behalf of Tenant pursuant to Section 5(e) of this Work Letter Agreement, or all materials or labor furnished on Tenant's behalf, or other amounts required to be paid by Tenant to Landlord, within thirty (30) days from the date of Landlord's invoice therefor.

          j. Charges for any service (including electricity in accordance with Section 4B of the Lease, water, HVAC, hoisting or charges for a freight elevator operator and the like) to Tenant or the Premises shall be the responsibility of Tenant from the date Tenant is obligated to commence or commences Tenant's Work. Tenant shall pay Landlord's contractors and Landlord their respective charges for such services and all other support services which may be provided by Landlord's contractors or by Landlord. All use of freight elevators is subject to scheduling by Landlord and to charges established by Landlord for the reimbursement of Landlord's actual, direct costs for Tenant's use of the freight elevators after the normal business hours of the Building. Tenant shall pay Landlord's charges for removal of construction debris and shall not place debris in the Building's waste containers.

          k. Tenant shall permit access to the Premises, and Tenant's Work shall be subject to inspection by Landlord and Landlord's architects, contractors and other representatives, at all times during the period when Tenant's Work is being constructed and installed and following completion of Tenant's Work.

          1. Subject only to circumstances over which Tenant has no control and which could not have been avoided by Tenant by the exercise of due diligence, Tenant shall proceed with its work expeditiously, continuously and efficiently, and shall complete the same prior to the Commencement Date. Tenant shall notify Landlord upon completion of Tenant's Work.

          m. Upon completion of Tenant's Work, Tenant shall notify Landlord and shall furnish Landlord with final waivers of liens and contractors' affidavits, in such form as may be required by Landlord, Landlord's title insurance company or construction lender, from all parties performing labor or supplying materials or services in connection with Tenant's Work showing that all of said parties have been compensated in full and waiving all liens in connection with the Premises and Building. Tenant shall furnish partial waivers of liens and contractors' affidavits to Landlord from time to time during the course of construction upon Landlord's request covering those portions of such labor, materials and services which have been performed and supplied. Tenant shall submit to Landlord a detailed breakdown of Tenant's total construction costs, together with such evidence of payment as is reasonably satisfactory to Landlord.

          n. Tenant shall have no authority to deviate from Tenant's Plans in performance of Tenant's Work, except as approved by Landlord and its designated representative in writing which approval shall not be unreasonably withheld to the extent that the requested deviation from Tenant's Plans does not affect the Building's structure or systems. Landlord shall make reasonable efforts to promptly review proposed changes to Tenant's Work. If Landlord fails to grant its approval to a deviation from Tenant's Plans within five (5) business days after a written request from Tenant, such approval shall be deemed denied. Upon completion of Tenant's Work, Tenant shall furnish to Landlord "as-built" drawings of Tenant's Work.

          o Landlord shall have the right to run roof drainage lines, utility lines, pipes, conduits, duct work and component parts of all mechanical and electrical systems where necessary or desirable through the Premises, to repair, alter, replace or remove the same, and to require Tenant to install and maintain proper access panels thereto.

          p. Tenant shall impose on and enforce all applicable terms of this Work Letter against Tenant's Contractors, Tenant's Architect and Tenant's engineer.

          q. Tenant and Tenant's employees shall not be permitted to occupy the Premises for the purpose of conducting Tenant's business as described in Item 4 of the Schedule to the Lease until Landlord's architect confirms that Tenant's Work has been substantially completed in accordance with the approved Tenant's Plans. Landlord agrees that it shall use reasonable efforts to obtain such confirmation within two (2) business days after Tenant's written request therefor.

     6.   Insurance and Indemnification.
          -----------------------------

          a. In addition to any insurance which may be required under the Lease, Tenant shall secure, pay for and maintain or cause Tenant's Contractors to secure, pay for and maintain during the continuance of construction and fixturing work within the Building or Premises, insurance in the following minimum coverages and limits of liability:

               (i) Workmen's Compensation and Employer's Liability Insurance with limits of not less than $500,000.00 and as required by any Employee Benefit Acts or other statutes applicable where the work is to be performed as will protect Tenant's Contractors from liability under the aforementioned acts.

               (ii) Comprehensive General Liability Insurance (including
                    Contractors' Protective Liability) in an amount not less than $2,000,000.00 per occurrence, whether involving bodily injury liability (or death resulting therefrom) or property damage liability, or a combination thereof, with a minimum aggregate limit of $2,000,000.00, and with umbrella coverage with limits not less than $10,000,000.00. Such insurance shall provide for explosion and collapse, completed operations coverage and broad form blanket contractual liability coverage and shall insure Tenant's Contractors against any and all claims for bodily injury, including death resulting therefrom, and damage to the property of others arising from its operations under the contracts, whether such operations are performed by Tenant's Contractors or by anyone directly or indirectly employed by any of them.

               (iii) Comprehensive Automobile Liability Insurance, including the ownership, maintenance and operation of any automotive equipment, owned, hired, or non-owned in an amount not less than $500,000.00 for each person in one accident, and $1,000,000.00 for injuries sustained by two or more persons in any one accident and property damage liability in an amount not less than $ 1,000, 000.00 for each accident. Such insurance shall insure Tenant's Contractors against any and all claims for bodily injury, including death resulting therefrom, and damage to the property of others arising from its operations under the contracts, whether such operations are performed by Tenant's Contractors, or by anyone directly or indirectly employed by any of them.

               (iv) "All-risk" builder's risk insurance upon the entire Tenant's Work to the full insurable value thereof. This insurance shall include the interests of Landlord and Tenant (and their respective contractors and subcontractors of any tier to the extent of any insurable interest therein) in the Tenant's Work and shall insure against the perils of fire and extended coverage and shall include "all-risk" builder's risk insurance for physical loss or damage including, without duplication of coverage, theft, vandalism and malicious mischief. If portions of the Tenant's Work are stored off the site of the Building or in transit to said site are not covered under said "all-risk" builder's risk insurance, then Tenant shall effect and maintain similar property insurance on such portions of Tenant's Work. Any loss insured under said "all-risk" builder's risk insurance is to be adjusted with Landlord and Tenant and made payable to Landlord as trustee for the insureds, as their interests may appear, subject to the agreement reached by said parties in interest, or in the absence of any such agreement, then in accordance with a final, non-appealable order of a court of competent jurisdiction. If after such loss no other special agreement is made, the decision to replace or not replace any such damaged Tenant's Work shall be made in accordance with the terms and provisions of the Lease. The waiver of subrogation provisions contained in the Lease shall apply to the "all-risk" builder's risk insurance policy to be obtained by Tenant pursuant to this paragraph.

     All policies (except the workmen's compensation policy) shall be endorsed to include as additional insured parties Landlord and its beneficiaries, their officers, directors, partners, employees and agents, Landlord's contractors, Landlord's architects, and such additional persons as Landlord may designate. Said endorsements shall also provide that all additional insured parties shall be given not less than thirty (30) days' prior written notice e of any reduction, cancellation or non-renewal of coverage (except that not less than ten (10) days' prior written notice shall be sufficient in the case of cancellation for non-payment of premium) and shall provide that the insurance coverage afforded to the additional insured parties thereunder shall be primary to any insurance carried independently by said additional insured parties. The insurance policies required hereunder shall be considered as the primary insurance and shall not call into contribution any insurance maintained by Landlord. Additionally, where applicable, each policy shall contain in a cross-liability and severability of interest clause.

          b. Without limitation of the indemnification provisions contained in the Lease, Tenant agrees to indemnify, protect, defend and hold harmless Landlord, Landlord's contractors, Landlord's architects and Landlord's beneficiaries and their officers, directors, partners, agents and employees from and against all claims, liabilities, losses, damages and expenses of whatever nature arising out of or in connection with Tenant's Work or the entry of Tenant's Contractors into the Building and the Premises, including, without limitation, the cost of any repairs to the Premises or Building necessitated by activities of Tenant's Contractors and bodily injury to persons or damage to the property of Tenant, its employees, agents, invitees, licensees or others. It is understood and agreed that the foregoing indemnity shall be in addition to the insurance requirements set forth above and shall not be in discharge of or in substitution for same.

     7.   Construction and Architectural Plans Allowance.  Landlord shall
          ----------------------------------------------
reimburse Tenant for up to $1,110,410 (being $35.00 per square foot of rentable area of the Premises) (the "Construction Grant") of the Cost of Tenant's Work
                            ------------------
(as hereinafter defined). If the Cost of Tenant's Work exceeds $1,110,410.00, Tenant may, at its option, obtain a loan from Landlord in the amount of up to $111,041.00 (being $3.50 per square foot of rentable area of the Premises (the "Construction Loan"; the Construction Grant and the Construction Loan sometimes
------------------
collectively referred to herein as the "Construction Allowance") of the Cost of
                                        ----------------------
Tenant's Work in excess of the Construction Grant. The Construction Loan shall be repaid by Tenant to Landlord as hereinafter provided. Tenant shall pay the amount by which the Cost of Tenant's Work exceeds the Construction Allowance, and shall, prior to commencement of Tenant's Work, deliver Tenant's Deposit to Landlord or at Landlord's option, into a construction escrow account with a title company, pursuant to escrow instructions approved by Landlord and Tenant. The Construction Allowance or portions thereof, as payments are requested, shall be paid by Landlord or, at Landlord's option, deposited periodically into the construction escrow described in the foregoing sentence. The Construction Allowance and Tenant's Deposit shall be paid out to Tenant or, upon request from Tenant, to Tenant's Contractor, based upon 90% of the value of the work for which payment is requested to reimburse Tenant for the Cost of Tenant's Work. Prior to the payment of any portion of the Construction Allowance or Tenant's Deposit, Tenant shall deliver, or shall cause to be delivered to Landlord or to the construction escrowee, as the case may be, evidence that the work for which reimbursement is then being requested as been performed and paid for by Tenant, which evidence shall include executed lien waivers, architect's certificates, contractor's statements, and owner's statements covering the work for which reimbursement is requested from time to time, and such other documentation as may be requested by Landlord or the escrowee. Landlord covenants that it will make disbursements of the Construction Allowance or Tenant's Deposit within thirty (30) days after receiving the foregoing required documentation. Funds paid to Tenant from Landlord or the construction escrowee shall be deemed to be paid out of the Construction Allowance until the full amount of the Construction Allowance has been disbursed. In no event shall Landlord be required to (1) make more than one disbursement of the Construction Allowance or Tenant's Deposit during any single calendar month, or (2) make any disbursement of the Construction Allowance or Tenant's Deposit at any time that

Tenant is in default of any of its monetary obligations under the terms of the Lease or in Default of any of its non-monetary obligations under the terms of the Lease. Tenant acknowledges that any request for payment of the Construction Allowance must be delivered to Landlord, together with executed lien waivers, architect's certificates, contractor's statements and owner's statements covering the work for which reimbursement is then being requested, no later than the last business day of the sixth (6th) full month following the Commencement Date. Upon Tenant's completion of Tenant's Work and delivery to Landlord of final lien waivers and other evidence reasonably required by Landlord to confirm Tenant's Work has been completed and fully paid for, Landlord shall, promptly after written request from Tenant, return to Tenant any portion of Tenant's Deposit not theretofore applied toward the Cost of Tenant's Work.

     If the Cost of Tenant's Work is less than $35.00 per square foot of rentable area of the Premises, Tenant shall not be entitled to any credit, payment or abatement on account of portions of the Construction Allowance not used to pay for Tenant's Work. Notwithstanding the foregoing, Tenant may direct Landlord to pay to Tenant a portion of the Construction Grant not used to pay for Tenant's Work in an amount up to $95,178.00 (the "Moving Allowance") to
                                                      ----------------
reimburse Tenant for the actual cost (the "Moving Costs") of moving Tenant's
                                          ----------------
furnishings, furniture, files and equipment from the space currently occupied by Tenant at 220 South State Street, Chicago, Illinois, to the Premises. Provided that Tenant has delivered to Landlord copies of paid invoices and any other documents or information reasonably required by Landlord to evidence that the Moving Costs have been fully paid and provided further that Tenant is not then in default under the terms of the Lease, Landlord shall pay the Moving Allowance to Tenant promptly after the later to occur of (i) the date on which Landlord's architect confirms that Tenant's Work has been substantially completed in accordance with the approved Tenant's Plans, and (ii) Commencement Date (as defined in the Lease).

     8.   Construction Loan.  The Construction Loan shall accrue interest at the
          -----------------
rate of ten percent (10%) per annum and shall be repaid by Tenant to Landlord in equal monthly of principal together with an interest accrued thereon (with the first such payment first day of the first full calendar month after the month in which the Construction Loan is initially disbursed to Tenant (the date on which the Construction Loan is initially disbursed being referred to herein as the "Loan Disbursement Date")) so that the entire principal balance of the
-----------------------
Construction Loan and all interest thereon shall be have been repaid in full by Tenant on the first day of the calendar month in which the tenth (10th) anniversary of the Loan Disbursement Date occurs. (A sample amortization schedule for the Construction Loan based on the full amount of the Construction Loan is attached to the, Lease as Appendix H). Repayments of the Construction Loan by Tenant shall be made as additional rent under the Lease. Notwithstanding the foregoing, Landlord may, at its option, accelerate Tenant's obligation to repay the entire Construction Loan, together with all interest thereon, if Tenant is in Default under the terms of the Lease, or if Tenant is in default in the repayment of the Construction Loan, or if Landlord exercises its right to terminate the Lease pursuant to Section 5 of the Rider attached to the Lease, or if the Lease terminates for any reason prior to the tenth (10th) anniversary of the Loan Disbursement Date.

     9.   Cost of Tenant's Work.  "Cost of Tenant's Work" shall mean costs of
          ---------------------    ---------------------
all labor and materials, general contractor's fees, architectural and consulting fees and any permit or necessary for completion of construction of Tenant's Work.

     10.  Miscellaneous.
          -------------

          a. Charges due from Tenant to Landlord pursuant to this Work Letter, if any, be deducted by Landlord from any payment of the Construction Allowance.

          b. If Tenant's Plans require the construction and installation of more fire hose cabinets or telephone/electrical closets than the number regularly provided by Landlord in the portion of the Building in which the Premises are located, Tenant shall pay all costs and expenses arising from the construction and installation of such additional fire cabinets or telephone/electrical closets.

          c. Any person signing this Work Letter on behalf of Landlord and Tenant warrants and represents he or she has the authority to do so.

          d. This Work Letter shall not be deemed applicable to any additional office space added to the original Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions thereto in the event of a renewal or extension of the original Term of this Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement thereto.

          e. With respect to any amounts owed by Tenant hereunder and not paid when due or Tenant's failure to perform its obligations hereunder, Landlord shall have all of rights and remedies granted to Landlord under the Lease for non-payment by Tenant of any amounts owed thereunder or failure by Tenant to perform its obligations thereunder.

          f. Landlord and Tenant each agree that time is of the essence with respect to the successful delivery of the completed Premises by the anticipated Commencement Date. Consequently, both Landlord and Tenant agree to process and review all documentation which requires their individual review and approval in a timely and expeditious manner so as to not create an unnecessary delay in the completion of the Premises by the scheduled Commencement Date.

          g. Landlord shall not charge any fees relative to the supervision of Tenant's work except for the actual out-of-pocket expenses incurred by Landlord in retaining consultants with respect to Tenant's Work, which out-of-pocket expenses shall not include any mark-up or overhead in favor of Landlord.

          h. Neither Tenant nor any of Tenant's Contractors shall perform any work which would penetrate, damage or alter any of the granite surfaces located in the Premises, without Landlord's prior written consent.

     11.  Trustee Exculpation.  This instrument is executed by American National
          -------------------
Bank and Trust Company of Chicago, not personally but solely as Trustee under Trust Agreement dated October 1, 1988 and known as Trust No. 106528-08. All the covenants and conditions to be performed hereunder by said trustee are undertaken by it solely as trustee aforesaid, and not individually, and no personal liability shall be asserted or be enforceable against such trustee or its agents by reason of any of the covenants, statements, representations or warranties contained in this instrument.

LANDLORD:                               TENANT:

AMERICAN NATIONAL BANK AND              AMERICAN SCHOOLS OF
TRUST COMPANY OF CHICAGO                PROFESSIONAL PSYCHOLOGY, INC.,
not personally but as Trustee as        an Illinois corporation


By:    /s/ J.M. Whelan                  By:     /s/ Michael Markovitz
   ------------------------------          ----------------------------
   Name: J.M. Whelan                       Name:   Michael Markovitz
        -------------------------               -----------------------
   Title:    VP                            Title:  Chairman
         ------------------------                ----------------------

                      SCHEDULE 1 TO WORK LETTER AGREEMENT
                      -----------------------------------

1.   Base Building.
     -------------

     Except as otherwise provided herein, Landlord shall, at its sole cost and expense, deliver Floors 3, 2, 1 and the Mezzanine of the Building to Tenant in conformity with the following requirements:

     (a)  Floor Finishing
          ---------------

          Carpeting will be removed and floors will be left in an "as-is" condition. Any electrical duct cores will be left for future tenant use.

     (b)  Floor Loading
          -------------

          Floor loads shall be per applicable codes and base building standards throughout. Floor loading is 60 p.s.f. Any floor loads in excess of 60 p.s.f. must be reviewed and approved by Landlord's structural engineer, at Tenant's expense.

     (c)  Wall, Column and Perimeter Bulkhead Construction
          ------------------------------------------------

          (1) Floor 3: All core walls and perimeter columns to be drawled and ready to receive tenant finish.

          (2) Floor 2: All core walls to remain as-is. Perimeter columns to be drywalled and ready to receive tenant finish.

          (3) Floor 1: All core walls to remain as-is. Perimeter columns to be drywalled and ready to receive tenant finish.

          (4) Mezzanine: All core walls to remain as-is. Perimeter columns to be drywalled and ready to receive tenant finish.

     (d)  Other Perimeter Finishes
          ------------------------

          Building perimeters will be fully finished as relates to water proofing, caulking, glazing and metal finishing including all required glass replacement (in the event of defects or cracked or broken panes), glass cleaning on exterior, metal touch-up and cleaning, and any other actions required to render the perimeters to a Tenant-ready condition prior to Tenant starting construction. The windows located on the West and North sides of Floor 2 will be delivered in their as-is condition.

The windows located on the North side of Floor 1 and the lower half of (i) the windows located on the East side of Floor 1 and (ii) the lobby windows and doors of Floor 1 will be rendered opaque. If Landlord elects to change the lobby doors to windows on Floor 1 of the Building, such work shall be performed by Landlord at Landlord's expense.

                                 Schedule 1--1

     (e)  Other Core Finishes
          -------------------

          Fire fighting equipment enclosures, janitors closets, electrical and mechanical rooms, toilets, fire exit enclosures and related areas shown on the Plans to be finished to base building standards.

          Specifically, the following will be required:

          (1) Women's and men's washrooms will be restored to operating condition with existing fixtures.

          (2)  Core telephone closets complete.

          (3)  Janitor closets complete.

          (4)  Electrical closets complete.

          (5) Fire hose cabinets finished and complete with hoses and extinguishers or as required to code. If Tenant's plan requires the fire hose cabinets to be relocated, the relocation will be done at Tenant's expense.

          (6) Core corridor doors, shall be in good repair and ready to receive Tenant's finish.

          (7) Locking devices and closets for all exit, stairwell and electrical/telephone doors and women's/men's washrooms.

          (8) All existing openings, pipe sleeves, etc., in floors, slabs, beams and walls to be patched and sealed as required by code, except for Walker duct caps.

          (9) Landlord agrees to supply, at its expense, four (4) fire alarm annunciator speakers at Landlord's expense. Tenant shall supply, at its expense, all other fire alarm annunciator speakers required by applicable fire codes and shall install, at Tenant's expense, all of the required fire alarm annunciator speakers, including those supplied by Landlord.

          (10) Ground level complete (elevator lobbies, landscaping, truck dock, fan rooms, etc.).

          (11) Mechanical, electrical, elevator, escalator, tc., base building systems, all complete and operating.

Note: The closets identified in items (2) and (4) above shall remain secured by Landlord. However, access will be available to Tenant, as required upon request and without cost to Tenant.

                                 Schedule 1--2

     (f)  Electrical Distribution and Service
          -----------------------------------

          As part of the base building work, Landlord shall provide an electrical distribution and service system as follows:

          (1) Provide electrical service of 120/208 volts, 3 phase, 4 wire 60 cycles through a switchboard suitable for such service. Switchboard devices shall be selectively coordinated with a ground fault protection system.

          (2) Distribution voltages for fluorescent lighting, receptacle circuits, small motors and incandescent fighting shall be 120/208 volts, 4 wire, 3 phase.

          (3) The electrical service provided by the electric user system shall be brought to the premises and shall be five (5.0) watts per rentable square foot for Tenant's lighting and receptacles only, excluding HVAC equipment, special systems, miscellaneous electrical loads and elevator equipment requirements.

     (g)  Window Treatments
          -----------------

          Tenant shall provide and install new building standard window treatment system (track and cords) on Floor 2 and Floor 3. Tenant shall use the existing window treatments on Floor 1.

     (h)  Patching
          --------

          Landlord will do remedial patching and repairs of core drywall and ceilings in washrooms and elevator lobby to receive Tenant's finishes, at no added expense to Tenant.

     (i)  Washrooms
          ---------

          Landlord will provide the existing washrooms with fixtures, fighting and accessories, toilet partitions, and wall and surface finishes, in a good working condition.

2.   Ceiling
     -------

     Tenant shall have the option of selecting building standard ceiling grid and tile or ceiling system of Tenant's choice, with Landlord's approval, which shall not be unreasonably withheld. Ceiling system will be completed at Tenant's cost.

3.   Heating, Ventilation and Air Conditioning.
     ------------------------------------------

     (a) Tenant shall cause the appropriate mechanical and electrical engineers (reasonably acceptable to Landlord) to prepare the plans for the HVAC distribution system for the Premises.

                                 Schedule 1--3

     (b) Interior base building supply ductwork will be restored including any and all reheat boxes, and primary supply branch ducts with operable balancing dampers. Perimeter convector unit housings will be restored to a sound structural condition but left with the existing paint finishes since convector housings are painted to coordinate with tenants' design scheme. Convector units will be made fully operational and thoroughly cleaned of refuse, respray and dust prior to occupancy. Painting of the convector units, if required, shall be at Tenant's expense.

     (c) Supply outlets shall be selected for minimum drafts and noiseless and good air distribution, at Tenant's expense.

     (d) The type, size and arrangement of the diffusers shall be determined by Tenant after consultation with Tenant's architect, and shall be installed at Tenant's expense.

     (e) All supply and/or return ducts shall be equipped with fusible link dampers as prescribed by applicable laws, if any, at Tenant's expense.

4.   Electricity, Lighting
     ---------------------

     In addition to the 5 watts per square foot electrical power allowance provided for Tenant's use for lighting and receptacles, Tenant may obtain additional future power at Tenant's expense from the existing high voltage riser serving the building. Landlord shall provide existing building standard light fixtures for use by Tenant and the same shall be installed by Tenant at Tenant's expense. Any cleaning, lamps, or part replacement for these light fixtures will be at Tenant's expense. Telephone risers provided by Landlord are located at the building core for use by Tenant.

5.   Loading Dock, Hoisting, Elevators
     ---------------------------------

     Landlord will permit Tenant to use the Building's loading dock and freight elevators during normal business hours at no expense to Tenant. All deliveries must be made at rear of the Building. The loading dock area is accessible from Madison Street. The freight elevator located in the loading dock area is to be used for all deliveries during business hours. The freight elevator hours are 7:30 A.M. to 4:30 P.M., Monday through Friday. No deliveries are allowed through the Clark Street entrance or in the passenger elevators during business hours.

     Deliveries and rubbish removal requiring extended use of the dock or freight elevator to be scheduled in advance with the Office of the Building for after-hours or weekends. Special arrangements can be made to use the Clark Street entrance. (Carpet must be covered with masonite.) Building personnel must be present during such times will be charged to the contractor at a cost of approximately $18.50 an hour. Forty-eight (48) hours advance notice is needed on all extended deliveries.

     Tenant shall not be charged for use of the freight elevator or for freight elevator operators during Tenant's move into the Building.

                                 Schedule 1--4

6.   Coordination
     ------------

     Landlord will cooperate during Tenant's construction and move-in stages and assist in coordinating and expediting base building activities and related services over this period of time. Landlord shall not charge any fees for their assistance, monitoring and/or supervising construction.

7.   Utilities During Construction
     -----------------------------

     Landlord shall provide, at Tenant's expense, all temporary power.
     Stringing of temporary power wiring and temporary lighting on each floor is Tenant's expense. Tenant shall, at Tenant's expense, schedule dumpsters for Tenant's use during Tenant's construction and move in.

                                 Schedule 1--5

                                   APPENDIX E
                                   ----------

                            FORM OF LETTER OF CREDIT
                            ------------------------


IRREVOCABLE STAND-BY LETTER OF CREDIT                        September ___, 1994

CREDIT NUMBER:
EXPIRY:

APPLICANT                          BENEFICIARY
---------                          -----------
American Schools of                20 South Clark Street Owners Corp.,
Professional Psychology, Inc.      a Delaware corporation
20 South Clark Street              c/o Office of the Building
Suite No. 2900                     20 South Clark Street
Chicago, Illinois  60603           Chicago, Illinois 60603

                                   AMOUNT
                                   ------
                                   See Schedule 1 attached hereto

We hereby issue in your favor our Irrevocable Standby Letter of Credit number _________________________ -______________________________ (the "Credit") which is available by your draft(s) drawn on us at sight accompanied by the following document(s):

A sworn and notarized statement duly signed by an authorized representative of Beneficiary stating: "BENEFICIARY IS ENTITLED TO DRAW UPON THIS CREDIT IN ACCORDANCE WITH THE TERMS OF THAT CERTAIN LEASE DATED SEPTEMBER 8,1994, BY AND BETWEEN AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO AS TRUSTEE UNDER TRUST NUMBER 106528-08 AND APPLICANT FOR THE LEASE OF CERTAIN SPACE LOCATED AT 20 SOUTH CLARK STREET, CHICAGO, ILLINOIS."

Partial drawings shall be permitted.

If a drawing in respect of payment is made by you hereunder at or prior to 11:00 A.M. (Central Standard Time) on a Business Day (defined below), and provided that such drawing and the statement presented in connection therewith conform to the terms and conditions hereof, payment shall be made to you of the amount specified, in immediately available funds, on the same Business Day. If a drawing in respect of payment is made by you hereunder after 11:00 A.M. (Central Standard Time), on a Business Day, and provided that such drawing and the statement presented in connection therewith conform to the terms and conditions hereof, payment shall be made to you in the amount specified, in immediately available funds, on the next Business Day. If requested by you, payment under this Credit may be made by deposit of immediately available funds into a designated account that you maintain with the Bank or by wire transfer directly to an account designated by Beneficiary. As used herein "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the jurisdiction in which the Bank is located are authorized or required by law to close.

This Credit is transferable in its entirety (but not in part) to the landlord (and its successors and assigns) under that certain Lease dated September 8, 1994, by and between American National Bank and Trust Company of Chicago as Trustee under Trust No. 106528-08, as landlord, and Applicant, as tenant, for the lease of certain space located at 20 South Clark Street, Chicago, Illinois, as the same may be amended or modified from time to time.

This Credit shall automatically renew itself (subject to reduction in amounts as hereinafter set forth) from year to year commencing on the first anniversary of the date hereof, until May 30, 2005, unless and until the undersigned shall have given thirty (30) days' prior written notice by certified mail, return receipt requested, to (i) the Beneficiary at its address set forth above, and (ii) The Yarmouth Group, Inc., Two Prudential Plaza, 180 North Stetson, Suite 1300, Chicago, Illinois 60601, Attention: Ms. Doris Parker, of the undersigned's intent not to renew this Credit at the expiration of such thirty (30) day period. During said thirty (30) day notice period, this Credit shall remain in full force and effect and Beneficiary may draw up to the full amount of the sum when accompanied by a statement described in the second paragraph of this Credit. The amount of this Credit shall decline in accordance with Schedule 1 attached hereto.

Each draft drawn under this Credit must state: Drawn under ____________________, Chicago, Illinois, Reference No. _______________ -__________________________.

We hereby engage with you that draft(s) drawn under and in compliance with the terms of this Credit will be duly honored on presentation.

This Credit sets forth in full the terms of our undertaking and such an undertaking shall not in any way be modified or amplified by reference to any documents, instruments or agreements referred to herein, or in which this Credit is referred to or to which this Credit relates and any such reference shall not be deemed to incorporate herein by reference any such documents, instruments or agreements.

                                             _______________________________Bank

                                             ___________________________________

                                             Authorized Signature

                                  SCHEDULE 1

            LETTER OF CREDIT ISSUED BY ______________________ BANK
                IN FAVOR OF 20 SOUTH CLARK STREET OWNERS CORP.,
                          DATED SEPTEMBER ____, 1994



     =============================================================
               TIME PERIOD         AMOUNT OF LETTER OF CREDIT
     -------------------------------------------------------------
          09/08/94 to 12/31/95              $675,000.00
     -------------------------------------------------------------
          01/01/96 to 12/31/96              $550,000.00
     -------------------------------------------------------------
          01/01/97 to 12/31/97              $450,000.00
     -------------------------------------------------------------
          01/01/98 to 12/31/98              $350,000.00
     -------------------------------------------------------------
          01/01/99 to 12/31/99              $250,000.00
     -------------------------------------------------------------
          01/01/00 to 05/30/2005            $100,000.00
     =============================================================

                                  APPENDIX F
                                  ----------

                      LANDLORD'S ASBESTOS ABATEMENT WORK
                      ----------------------------------

1. Removal of accessible and associated overspray ACM fireproofing from structural steel beams, metal deck and columns and replacement with non-ACM fireproofing, except where otherwise noted on attached floor plans.

2.   Removal of ACM floor tile and mastic, if any.

Landlord shall be deemed to have completed the above-described work at the time Landlord's asbestos consultant has performed clearance tests which meet the standards set forth in Landlord's asbestos abatement program for the Building. Landlord shall deliver a copy of such clearance tests to Tenant promptly following its receipt of same.

Landlord reserves the right to re-enter the Premises any time during the lease term in order to abate remaining ACM where noted on the attached floor plans.

                              AMENDMENT TO LEASE
                              ------------------

     THIS AMENDMENT TO LEASE (this "Amendment") is entered into as of the 28th day of November , 1997, by and between AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, not personally, but as Trustee under Trust Agreement dated October 1, 1988 and known as Trust No. 106528-08 ("Landlord") and AMERICAN SCHOOLS OF
                                           --------
PROFESSIONAL PSYCHOLOGY, INC., an Illinois corporation ("Tenant ").
                                                         ------

                                R E C I T A L S:
                                - - - - - - - -

A. Landlord and Tenant entered into a lease, dated September 8, 1994 (the "Lease") for a portion of the premises (the "Premises") located at 20 South
                                             --------
Clark Street, Chicago, Illinois and known as "Two First National Plaza" (the "Building").
---------

B. The Premises currently consist of approximately 31,726 square feet of rentable area (the "Original Space").
                    --------------

C. Tenant desires to lease an additional portion of the Building containing approximately 5,655 square feet of rentable area (the "Additional Space"), which
                                                       ----------------
Additional Space is located on the 4th Floor of the Building and is depicted on Appendix A-5 attached hereto and by this reference made a part hereof.

D. Landlord and Tenant desire to amend the Lease by, among other things, adding the Additional Space to the Premises, all on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual promises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree to amend the Lease as follows:

1.   ADDITIONAL SPACE COMMENCEMENT DATE; RENT.  Effective January 1, 1998 (the
     ----------------------------------------
"Additional Space Commencement Date"), the Additional Space shall be added to
-----------------------------------
the Premises upon all of the terms and conditions of the Lease as modified herein. The Termination Date of the Lease for the Additional Space shall be April 30, 2005, or the sooner termination of the Lease. Commencing on the Additional Space Commencement Date:

          (a) the Premises shall be deemed to contain 37,381 square feet of rentable space in the aggregate;

          (b) Annual Base Rent and monthly installments thereof with respect to the Additional Space shall be payable as follows:

     =========================================================================
                           BASE RENT PER                         MONTHLY
                          RENTABLE SQUARE                    INSTALLMENTS OF
             PERIOD             FOOT        ANNUAL BASE RENT     BASE RENT
     -------------------------------------------------------------------------
       01/01/98-12/31/98        $5.00           $28,275.00        $2,356.25
     -------------------------------------------------------------------------
       01/01/99-12/31/99        $5.25           $29,688.75        $2,474.06
     -------------------------------------------------------------------------
       01/01/00-12/31/00        $5.50           $31,102.50        $2,591.88
     -------------------------------------------------------------------------
       01/01/01-12/31/01        $5.75           $32,516.25        $2,709.69
     -------------------------------------------------------------------------
       01/01/02-12/31/02        $6.00           $33,930.00        $2,827.50
     -------------------------------------------------------------------------
       01/01/03-12/31/03        $6.25           $35,343.75        $2,945.31
     -------------------------------------------------------------------------
       01/01/04-12/31/04        $6.50           $36,757.50        $3,063.13
     -------------------------------------------------------------------------
       01/01/05-04/30/05        $6.75           $38,171.25        $3,180.94
     =========================================================================

     The amounts set forth above as "Base Rent per rentable square foot", "Annual Base Rent", and "Monthly, Installments of Base Rent" are "net" amounts and are to be paid by Tenant in addition to and not in lieu of Operating Adjustment Rent, Tax Adjustment Rent and Additional Rent, as such terms are defined in the Lease.

          (c) Tenant's Operating Proportionate Share shall be 10.6639 % for the purpose of calculating Operating Adjustment Rent for the entire Premises; and

          (d) Tenant's Tax Proportionate Share shall be 10.6639% for the purpose of calculating Tax Adjustment Rent for the entire Premises.

     2.   IMPROVEMENTS TO THE ADDITIONAL SPACE.  Tenant acknowledges that it is
          ------------------------------------
leasing the Additional Space in its "as is" condition. No agreement of Landlord to alter, remodel, decorate, clean or improve the Premises or the Building and no representation or warranty regarding the condition of the Premises or the Building or regarding any other matter of any kind or nature has been made by or on behalf of Landlord to Tenant under or by reason of this Amendment.

     3.   APPENDIX A-5.  Effective as of the Commencement Date of the Lease for
          ------------
the Additional Space, Appendix A-5 attached hereto is attached to and made part of the Lease.

     4.   BROKERS.  Landlord and Tenant each represent and warrant to the other
          -------
that the only brokers they have dealt with in connection with this Amendment are The John Buck Company and Cushman & Wakefield of Illinois, Inc., whose commission and fees shall be paid by Landlord pursuant to a separate written agreement. Landlord and Tenant each agree to defend, indemnify and hold the other harmless from and against all claims by any other broker for fees, commissions or other compensation to the extent such broker alleges to have been retained by the indemnifying party in connection with the execution of this Amendment. The provisions of this Section shall survive the expiration or sooner termination of the Lease.

     5.   MISCELLANEOUS.  Except as modified herein, the Lease and all of the
          -------------
terms and provisions thereof shall remain unmodified and in full force and effect as originally written. All terms used herein but not defined herein which are defined in the Lease shall have the same meaning for purposes hereof as they do for purposes of the Lease.

     6.   TRUSTEE'S EXCULPATION.  This Amendment to Lease is executed by
          ---------------------
American National Bank and Trust Company of Chicago, not personally but solely as Trustee as aforesaid. All covenants and conditions to be performed hereunder by American National Bank and Trust Company of Chicago are undertaken by it solely as Trustee, as aforesaid, and not individually, and no personal liability shall be asserted or enforced against American National Bank and Trust Company of Chicago, the beneficiaries thereof, or their agents or representatives by reason of any of the covenants, statements, representations or warranties contained in this Amendment to Lease.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment to Lease as of the day and year first above written.


LANDLORD:                                    TENANT:
--------                                     -------

AMERICAN NATIONAL BANK AND                   AMERICAN SCHOOL OF
TRUST COMPANY OF CHICAGO, not                PROFESSIONAL PSYCHOLOGY, INC.,
personally but as Trustee as aforesaid       an Illinois corporation


By:  /s/ J.M Whelan                          By:   /s/ Michael Markovitz
   ---------------------------                  ------------------------------

   Its:     VP                                  Its:   Chairman
      ------------------------                      --------------------------

                                 APPENDIX A-5
                                 ------------

                             THE ADDITIONAL SPACE
                             --------------------


                          [FLOOR PLAN TO BE ATTACHED]

                                                                    APPENDIX A-5
                                   SUITE 410
                                   5,655 RSF
                  American Schools of Professional Psychology



                                 [FLOOR PLAN]

                             THE JOHN BUCK COMPANY


February 22, 1995

Dr. Michael Markovitz
ASPP/ISPP
Suite 410
20 South Clark Street
Chicago, Illinois 60603

RE:  MARCH BILLING

Dear Dr. Markovitz:

As you know, the commencement date of your lease is March 26, 1995. Accordingly, you will soon receive a March rent statement which reflects pro-rated billings as follows:

     RENT
     ----
     $9,825.06/Month x 6 Days of 31 = $1,903.56

     OPERATING ADJUSTMENT RENT
     -------------------------
     1995 Operating Costs are projected at $2,141,800. Therefore, your monthly Operating Proportionate Share will be $16,154. ($2,141,800 x 9.0507% divided by 12 months).

     March Proration:  $16,154 x 6 Days of 31 = $3,127

     TAX ADJUSTMENT RENT
     -------------------
     1995 Taxes are projected at $2,785,256. Therefore, your monthly Tax Proportionate Share will be $21,007 ($2,785,256 x 9.0507% divided by 12 months).

     March Proration: $21,007 x 6 Days of 31 = $4,066.

Please review these numbers and call me if you have any questions.

Sincerely,

THE JOHN BUCK COMPANY


Scott Tausk
General Manager